    As filed with the Securities and Exchange Commission on November 1, 1996
                                                    Registration Nos. 333-______
                                                                      811-______
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                             ======================


                                   FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933      [x]
     Pre-Effective Amendment No. ____                        [ ]
     Post-Effective Amendment No. ____                       [ ]

                                     and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940  [x]
     Amendment No. ____

                        (Check appropriate box or boxes)

                                ===============

                         BCM INSTITUTIONAL FUNDS, INC.
               (Exact Name of Registrant as Specified in Charter)

       111 EAST KILBOURN AVENUE, SUITE 1000, MILWAUKEE, WISCONSIN  53202
                    (Address of Principal Executive Offices)

       Registrant's Telephone Number, including Area Code:  414-319-4400

Name and Address of Agent for Service:        With a copy to:

     DANA J. RUSSART                               CONRAD G. GOODKIND
     DIRECTOR OF OPERATIONS                        QUARLES & BRADY
     BAIRD CAPITAL MANAGEMENT LLC                  411 EAST WISCONSIN AVENUE
     111 EAST KILBOURN AVENUE, SUITE 1000          MILWAUKEE, WISCONSIN 53202
     MILWAUKEE, WISCONSIN 53202

Approximate Date of Proposed Public Offering: As soon as practicable after this Registration Statement becomes effective.

It is proposed that this filing will become effective (check appropriate box):

     [ ]  immediately upon filing pursuant to paragraph (b)
     [ ]  on (date) pursuant to paragraph (b)
     [x]  60 days after filing pursuant to paragraph (a)(1)
     [ ]  on (date) pursuant to paragraph (a)(1)
     [ ]  75 days after filing pursuant to paragraph (a)(2)
     [ ]  on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

     [ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

     Pursuant to Rule 24f-2 under the Investment Company Act of 1940, the Registrant hereby elects to register an indefinite number of shares of its Common Stock, $0.001 par value, by this Registration Statement under the Securities Act of 1933.

                         BCM INSTITUTIONAL FUNDS, INC.

                                   FORM N-1A

                             CROSS-REFERENCE SHEET


FORM N-1A
 ITEM NO.                                                           PROSPECTUS HEADING

          PART A

1.     Cover Page . . . . . . . . . . . . . . . . . . . .           Cover Page

2.     Synopsis . . . . . . . . . . . . . . . . . . . . .           Funds At A Glance; Expense Information

3.     Condensed Financial Information  . . . . . . . . .           Not Applicable

4.     General Description of Registrant  . . . . . . . .           The Funds in Detail; Investing in BCM Funds; Capital Structure

5.     Management of the Fund . . . . . . . . . . . . . .           Management of the Funds; Investing in BCM Funds;
                                                                    Determination of Net Asset Value
5A.    Management's Discussion of Fund
       Performance  . . . . . . . . . . . . . . . . . . .           Not applicable

6.     Capital Stock and Other Securities . . . . . . . .           Capital Structure; Distributions; Taxes; Investing in BCM Funds

7.     Purchase of Securities Being Offered . . . . . . .           Investing in BCM Funds - How to Purchase BCM Fund Shares;
                                                                    - Exchange Privilege; Determination of Net Asset Value

8.     Redemption or Repurchase . . . . . . . . . . . . .           Investing in BCM Funds - How to Sell (Redeem) BCM Fund Shares

9.     Pending Legal Proceedings  . . . . . . . . . . . .           None



FORM N-1A                                                                  STATEMENT OF
 ITEM NO.                                                           ADDITIONAL INFORMATION HEADING
---------                                                           ------------------------------

       PART B

10.    Cover Page . . . . . . . . . . . . . . . . . . . .           Cover Page

11.    Table of Contents  . . . . . . . . . . . . . . . .           Cover Page

12.    General Information and History  . . . . . . . . .           General Information

13.    Investment Objectives and Policies . . . . . . . .           Investment Objectives and Policies; Investment Limitations

14.    Management of the Fund . . . . . . . . . . . . . .           Management of the Company

15.    Control Persons and Principal Holders
       of Securities  . . . . . . . . . . . . . . . . . .           Management of the Company

16.    Investment Advisory and Other Services . . . . . .           Management of the Company

17.    Brokerage Allocation . . . . . . . . . . . . . . .           Portfolio Transactions

18.    Capital Stock and Other Securities . . . . . . . .           Description of Shares

19.    Purchase, Redemption and Pricing
       of Securities Being Offered  . . . . . . . . . . .           Additional Purchase and Redemption Information

20.    Tax Status . . . . . . . . . . . . . . . . . . . .           Additional Information Concerning Taxes

21.    Underwriters . . . . . . . . . . . . . . . . . . .           Not Applicable

22.    Calculation of Performance Data  . . . . . . . . .           Additional Information on Performance

23.    Financial Statements . . . . . . . . . . . . . . .           Financial Statements


                         BCM INSTITUTIONAL FUNDS, INC.
                                   ----------
                                BCM GROWTH FUND
                           BCM SMALL CAP GROWTH FUND

                                   Prospectus
                               December 31, 1996


         BCM Institutional Funds, Inc. ("BCM Funds") offers two diversified equity mutual funds, each with its own investment objective and policies:

BCM GROWTH FUND

         This Fund (the "Growth Fund") seeks long-term growth of capital. It pursues its objective by investing primarily in common stocks of mid to large-sized companies. Such companies have market capitalizations between $750 million and $5 billion at time of purchase.

BCM SMALL CAP GROWTH FUND

         This Fund (the "Small Cap Fund") seeks long-term growth of capital.
It pursues its objective by investing primarily in common stocks of small-sized companies. Such companies have market capitalizations between $100 million and $1 billion at time of purchase.

         Baird Capital Management LLC ("Adviser") serves as the Funds' investment adviser. See "Management of the Funds." BCM Funds are "no-load" funds, which means investors can purchase, redeem or exchange shares without a sales charge. See "Investing in BCM Funds."

         This Prospectus gives you information about BCM Funds that you should know before investing. Please read it carefully and retain it for future reference. Additional information is contained in the Statement of Additional Information dated December 31, 1996, which is incorporated by reference into this Prospectus, and has been filed with the Securities and Exchange Commission (the "SEC"). To obtain a copy without charge, call BCM Funds at 1-800-___-____ or (414)-___-____.

         LIKE ALL MUTUAL FUNDS, THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                               TABLE OF CONTENTS

                                                                       Page
                                                                       ----
FUNDS AT A GLANCE . . . . . . . . . . . . . . . . . . . . . . . . . .    3

EXPENSE INFORMATION . . . . . . . . . . . . . . . . . . . . . . . . .    3

THE FUNDS IN DETAIL . . . . . . . . . . . . . . . . . . . . . . . . .    4

MANAGEMENT OF THE FUNDS . . . . . . . . . . . . . . . . . . . . . . .    9

INVESTING IN BCM FUNDS  . . . . . . . . . . . . . . . . . . . . . . .   12
         How to Purchase BCM Fund Shares  . . . . . . . . . . . . . .   13
         Exchange Privilege . . . . . . . . . . . . . . . . . . . . .   16
         How to Sell (Redeem) BCM Fund Shares . . . . . . . . . . . .   17

DISTRIBUTIONS . . . . . . . . . . . . . . . . . . . . . . . . . . . .   19

TAXES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   20

DETERMINATION OF NET ASSET VALUE  . . . . . . . . . . . . . . . . . .   21

CAPITAL STRUCTURE . . . . . . . . . . . . . . . . . . . . . . . . . .   21

PERFORMANCE ADVERTISING . . . . . . . . . . . . . . . . . . . . . . .   22

FUNDS AT A GLANCE

BCM GROWTH FUND

FUND FOCUS:   A diversified fund that seeks long-term growth of capital by investing primarily in common stock of mid to large-sized companies.

FUND MANAGER:  R. Bart Wear

FUND INCEPTION:  January 1997


BCM SMALL CAP GROWTH FUND

FUND FOCUS:   A diversified fund that seeks long-term growth of capital by investing primarily in common stock of small-sized companies.

FUND MANAGER:  Joseph J. Docter

FUND INCEPTION:  January 1997


EXPENSE INFORMATION

The tables and example below are designed to assist you in understanding the various costs and expenses that you will bear directly or indirectly as an investor in each of the Funds. See "Investing in the BCM Funds" and "Management of the Funds" for more information.

-----------------------------------------------------------------------------

INVESTOR TRANSACTION EXPENSES

                                             Growth      Small Cap
                                              Fund         Fund
                                              ----         ----

 Maximum sales load imposed on purchases      None         None

 Maximum sales load imposed on                None         None
 reinvested dividends

 Deferred sales charges                       None         None

 Redemption fees(a)                           None         None

 Exchange fees                                None         None

-----------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES(b) (AFTER REIMBURSEMENT) (as a percentage of average net assets)

                                             Growth      Small Cap
                                              Fund         Fund
                                              ----         ----
 Management fees                              .90%         .90%

 Other Expenses(c) (after reimbursement)(d)   .10%         .10%
                                             -----        -----

 TOTAL FUND OPERATING EXPENSES (after
 reimbursement)(d)                           1.00%        1.00%


---------------------------------

(a)      Redemption proceeds sent by wire are subject to a $___ processing fee.

(b) The fees and expenses in this table are based on the estimated fees and expenses that each Fund expects to incur, and on the estimated size of each Fund, during its initial fiscal year.

(c) Such expenses include custody, transfer agency, accounting and legal fees and other customary Fund expenses.

(d) The Adviser has committed to reimburse the Funds' Other Expenses to the extent necessary to ensure that Total Fund Operating Expenses for each Fund for the year ending December 31, 1997 will not exceed 1.00% of average net assets. Without such reimbursement, Total Fund Operating Expenses for each Fund would be 1.80% and Other Expenses would be 0.90%.

EXAMPLE

         You would pay the following expenses on a hypothetical $1,000 investment, assuming (1) a 5% annual return and (2) redemption at the end of each time period.

                                  GROWTH         SMALL CAP
                                   FUND            FUND
                                   ----            ----
 One Year                           $10             $10
 Three Years                        $32             $32

         THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR RETURNS WHICH MAY BE MORE OR LESS THAN THOSE SHOWN.

THE FUNDS IN DETAIL

         BCM Institutional Funds, Inc. (the "Company" or "BCM Funds") was organized as a Maryland corporation on October 31, 1996. The Company is an open-end, diversified management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Growth Fund and Small Cap Fund are each a diversified mutual fund series of the Company. This section takes a closer look at the Funds' investment objectives, policies and the securities in which they invest.

         If you have any inquiries about investing in the Funds, please call
BCM Funds at     [       ] or write to BCM Funds at 111 East Kilbourn Avenue,
Suite 1000, Milwaukee, Wisconsin 53202.

GROWTH FUND

         The investment objective of this Fund is long term growth of capital. It is a diversified fund that pursues its objective by normally investing at least 65% of its total assets in common stocks of mid to large-sized companies. Mid to large-sized companies are those with market capitalizations between $750 million and $5 billion at the time of purchase.

SMALL CAP FUND

         The investment objective of this Fund is long term growth of capital. It is a diversified fund that pursues its objective by normally investing at least 65% of its total assets in common stocks of small-sized companies. Small-sized companies are those with market capitalizations between $100 million and $1 billion at the time of purchase.

TYPES OF INVESTMENTS

         Each Fund generally invests in companies its portfolio manager considers to be well-managed and to have attractive fundamental characteristics which include, among other factors, low debt, high return on equity and consistent revenue and earnings per share growth over the prior three to five years. So long as a sufficient number of such common stocks are available, each Fund intends to stay fully invested in these securities regardless of the movement of stock prices generally. In most circumstances, each Fund's actual level of cash and cash equivalents will fluctuate between 0% and 10% of total assets with 90% to 100% of its assets committed to equity and equity equivalent investments. Each Fund may invest from time to time a portion of its assets, not to exceed 20% at the time of purchase, in companies with market capitalizations outside the ranges specified above.

         Each Fund may invest up to 25% of its total assets in securities of foreign issuers traded in domestic securities markets, 15% of its net assets in illiquid securities, and 5% of its net assets in securities of issuers with a record of less than three years of continuous operation, including the operation of any predecessor business. Each Fund may also invest up to 5% of its total assets in a combination of preferred stocks, warrants, convertible securities and debt securities when its portfolio manager perceives an opportunity for capital growth from such securities or to receive a return on idle cash, and under normal circumstances neither Fund will invest more than 10% of its total assets in short-term instruments to meet cash flow needs, pending investment or for temporary defensive purposes. See "Other Investment Practices and Risk Factors." The Funds do not intend to effect any short sales or options or futures transactions.

OTHER INVESTMENT PRACTICES AND RISK FACTORS

COMMON STOCKS OF SMALLER COMPANIES

         Both Funds invest primarily in common stocks, including those of companies with smaller market capitalizations. Although such companies have potential for rapid growth, investments in smaller companies often involve greater risks than investments in larger, more established companies. Smaller companies may have shorter operating histories, a relative lack of management experience, financial resources and product diversification, and less market liquidity than larger companies. The securities of smaller companies are, in many cases, traded only over-the-counter or on regional securities exchanges, and the frequency and volume of their trading are substantially less than is typical of larger companies. For these reasons, smaller company stocks may be subject to greater and more abrupt price fluctuations. The Adviser's research skills and ability to select securities for the Funds are very important because the stocks of smaller companies are not followed as closely as large company stocks. Investors in the BCM Funds should consider their holdings to be long-term investments, given the risks associated with equity investing, especially in stocks of smaller companies.

FOREIGN SECURITIES

         Each Fund invests primarily in common stocks of domestic companies, although up to 25% of its total assets may be invested, directly or through investments in American Depository Receipts, in common stocks of foreign issuers which are traded in U.S. securities exchanges and markets. American Depository Receipts are generally issued by banks or trust companies, evidence ownership of underlying foreign securities and are traded on a registered national securities exchange or on The NASDAQ National Market. Although investments in foreign securities are intended to reduce risk by providing further diversification, such investments may present certain risks of their own, including those resulting from fluctuations in currency exchange rates, future political and economic developments or social instability, the imposition of foreign withholding taxes, exchange controls or expropriation or nationalization measures, reduced availability of public information concerning issuers, and the fact that foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to domestic issuers.

ILLIQUID AND RULE 144A SECURITIES

         Each Fund may invest up to 15% of its net assets in illiquid securities. Illiquid securities are those securities that are not readily marketable, including restricted securities and repurchase obligations, within seven days at approximately the price used in determining the net asset value of a Fund's shares. Under the supervision of, and pursuant to guidelines adopted by the BCM Funds' Board of Directors, the Adviser determines which securities should be classified as illiquid. The Board monitors the Adviser's implementation of such guidelines.

         Each Fund may, from time to time, purchase Rule 144A securities when they present attractive investment opportunities that otherwise meet the Adviser's criteria for selection. Rule 144 securities are securities that are privately placed with and traded among qualified institutional buyers rather than the general public. Although Rule 144A securities are considered "restricted securities," they are not necessarily illiquid. The liquidity of such securities is a question of fact for the Board of Directors to determine, based upon the trading markets, the availability of reliable pricing information and relevant contractual restrictions and other information. The Board of Directors has developed guidelines and procedures for making such determinations and, as is the case with illiquid securities, has delegated to the Adviser the day-to-day functions of determining the liquidity of Rule 144A securities pursuant to such guidelines and procedures.

         If Rule 144A securities are determined by the Adviser to be liquid, the Funds may invest in them without regard to the restrictions on illiquid securities described above. However, the secondary market for Rule 144A securities is necessarily limited and to the extent qualified institutional buyers are no longer interested in purchasing such securities, a Fund may hold a Rule 144A security that subsequently becomes illiquid. In such an event, the Adviser will consider appropriate remedies to minimize the effect on such Fund's liquidity and, in any event, will include the security in calculating the percentage of such

Fund's net assets invested in illiquid securities prior to investing in any additional illiquid securities.

SHORT-TERM INSTRUMENTS

         The Funds may hold short-term U.S. Government obligations, high quality money market instruments (i.e., rated A-1 or better by Standard and Poor's Ratings Group ("S&P") or Prime-1 by Moody's Investors Service, Inc. ("Moody's") or unrated instruments deemed by the Adviser to be of comparable quality), certificates of deposit, repurchase agreements, bank obligations and cash equivalents, (i) to meet anticipated redemption requests and other cash flow needs, (ii) when, in the opinion of the Adviser, other suitable securities are unavailable, or (iii) for temporary defensive purposes. Under normal conditions, it is not anticipated that more than 10% of the total assets of either Fund will be invested in short-term instruments. The foregoing instruments may also include, among other things, commercial paper, variable amount master demand notes and corporate bonds with remaining maturities of thirteen months or less, short-term obligations of foreign banks and foreign branches of U.S. banks and money market mutual funds. In addition to the advisory fees and other expenses the Funds bear directly in connection with its own operations, as an investor of another mutual fund, each Fund would bear its pro rata portion of the other mutual fund's advisory fees and other expenses, and such fees and other expenses will be borne indirectly by the Fund's investors.

SECURITIES LENDING

         For incremental income purposes, a Fund may lend its portfolio securities constituting up to 30% of its total assets. Usually these loans will be made to brokers, dealers or financial institutions. Loans will be fully secured by collateral deposited with the Funds' Custodian in the form of cash and/or securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. This collateral must be increased within one business day in the event that its value becomes less than the market value of the loaned securities. While there may delays in recovery or even loss of rights in the collateral should the borrower fail financially, the loans will be made only to firms deemed by the Adviser to be of good standing. Loans will not be made unless, in the judgment of the Adviser, the anticipated earnings from such loans justifies the risk.

BORROWINGS

         Each Fund may borrow money in amounts up to 10% of the value of the total assets at the time of entering into the borrowing, for temporary or emergency purposes (including to meet redemption requests prior to the settlement of securities already sold or in the process of being sold by the
Fund). If the securities held by a Fund should decline in value while borrowings are outstanding, the net asset value of a Fund's outstanding shares will decline in value by proportionately more than the decline in market value of the Fund's portfolio securities. As a result, a Fund's share price may be subject to greater fluctuation until the borrowing is repaid.

         Reverse repurchase agreements are considered to be borrowings under the 1940 Act. At the time a Fund enters into a reverse repurchase agreement (an agreement under which the Fund sells portfolio securities and agrees to repurchase them at an agreed-upon date and price), it will place in a segregated custodial account U.S. Government securities or other liquid high-grade debt securities having a value equal to or greater than the repurchase price (including accrued interest), and subsequently will monitor the custodial account to ensure that such value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by a Fund may decline below the price of the securities it is obligated to repurchase.

PORTFOLIO TURNOVER

         Each Fund may sell a portfolio investment soon after its acquisition if the Adviser believes that such a disposition is consistent with attaining the investment objective of the Fund. Portfolio investments may be sold for a variety of reasons, such as a more favorable investment opportunity or other circumstances bearing on the desirability of continuing to hold such investments. A high rate of portfolio turnover (over 100%) may involve correspondingly greater brokerage commission expenses and other transaction costs, which must be borne directly by the Fund and ultimately by its investors. High portfolio turnover may result in the realization of substantial net capital gains. To the extent short-term net capital gains are realized, distributions resulting from such gains will be ordinary income for federal income tax purposes. See "Taxes". The Adviser believes that the portfolio turnover for each Fund will not exceed 300% per year.

EXPERIENCE OF ADVISER

         Although the Funds' portfolio managers and other officers of the Company have substantial experience in investment advisory and administrative matters, especially with regard to separately managed accounts, the Adviser has only recently been formed and has no previous experience managing a registered investment company such as the BCM Funds.


CERTAIN INVESTMENT RESTRICTIONS

         The Funds' investment objectives and, except as otherwise stated herein or in the Statement of Additional Information, their investment policies and restrictions are not fundamental and may be changed by the Board of Directors without investor approval. As a matter of non- fundamental policy, neither Fund will, among other matters described herein under "Types of Investments" and "Other Investment Practices and Risk Factors," (i) engage in short sales or options or futures transactions or purchase securities on margin; (ii) invest more than 5% of its total assets in securities of companies which, including any predecessors, have a record of less than three years of continuous operation; or (iii) invest in securities of other investment companies except as permitted by the 1940 Act.

         Among other fundamental restrictions described in the Statement of Additional Information which cannot be changed without investor approval, neither Fund may (i) invest more than 25% of its total assets in securities of issuers in any single industry (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities);

(ii) with respect to 75% of its total assets, invest more than 5% of the fair market value of its assets in securities of any one issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities); (iii) invest in a company to get control or manage it or, with respect to 75% of its total assets, purchase more than 10% of the outstanding voting securities of an issuer; (iv) purchase a security if, as a result, more than 15% of the Fund's net assets are invested in illiquid securities; (v) issue any senior securities, except for permissible borrowings under the 1940 Act; (vi) make loans, except to the extent permitted by the 1940 Act; or (vii) invest in commodities.

         You will be notified of any changes to a Fund's investment objective, policies or restrictions that are material. If there is a material change to a Fund's investment objective, policies or restrictions, you should consider whether that Fund remains an appropriate investment for you. For further information regarding the Funds' investment restrictions, see the Statement of Additional Information.

MANAGEMENT OF THE FUNDS

         The business and affairs of the Funds are managed by the Adviser under the supervision and direction of the Board of Directors. The officers of the Company are responsible for the Funds' daily operations. The Statement of Additional Information contains the name and background information of each Director and officer of the Company.

INVESTMENT ADVISER

         Baird Capital Management LLC ("Adviser"), 111 East Kilbourn Avenue, Suite 1000, Milwaukee, WI 53202, serves as the Investment Adviser pursuant to an Investment Advisory Agreement (the "Agreement"), which provides that the Adviser will furnish continuous investment advisory and administrative services to the Funds. The Adviser supervises and manages the investment portfolios, and administers the operations, of the Funds, and subject to such policies as the Board of Directors of the Funds may determine, directs the purchase or sale of investment securities in the day-to-day management of the Funds' investment portfolios. Under the Agreement, the Adviser, at its own expense and without reimbursement from the Funds, furnishes office space and all necessary office facilities, equipment and executive personnel for making the investment decisions necessary for managing the Funds and maintaining the Company's organization, and pays the salaries and fees of all officers and Directors of the Company (except the fees paid to disinterested Directors). The Funds pay all of their own expenses, including, without limitation, the cost of preparing and printing registration statements, the expense of registering their shares with the SEC and qualifying them for sale in the various states, advisory fees, costs of organization and maintenance of corporate existence, the printing and distribution costs of prospectuses mailed to existing investors, reports to investors, reports to government authorities and proxy statements, costs of meetings of investors, fees paid to Directors who are not interested persons of the Adviser, the cost of office supplies, travel expenses, interest charges, costs of fidelity bonds and errors and omissions insurance, taxes, legal expenses, association membership dues, auditing services, insurance premiums, brokerage commissions and expenses in connection with portfolio transactions, fees and expenses of the custodian of the Funds' assets, charges of fund accounting and pricing services, charges and expenses of dividend disbursing agents, accounting services agents, registrars and stock transfer agents.

         For its services, the Adviser receives a management fee from each Fund computed at the annual rate of 0.90% of the Fund's average daily net assets. The fee is paid monthly. The management fees paid by the Funds are higher than those paid by most other mutual funds. The Adviser has committed to reimburse expenses of the Funds to the extent necessary to ensure that the total operating expenses (including management fees) of each Fund during the fiscal year ending December 31, 1997 will not exceed 1.00% of such Fund's average net assets.

         The Adviser was formed in June 1996 as a member managed limited liability company between the principals of the Adviser, including R. Bart Wear and Joseph J. Docter, and Robert W. Baird & Co., Incorporated ("Baird"). Baird, a registered broker-dealer, owns 60% of the Adviser's equity and is a subsidiary of Northwestern Mutual Life Insurance Company. In addition to the Funds, the Adviser serves as investment adviser to individual and institutional clients. The Adviser had a total of approximately $____________ under its management as of December 31, 1996.

PORTFOLIO MANAGERS

         R. Bart Wear manages the Growth Fund. Mr. Wear, a Chartered Financial Analyst, has had more than 14 years of experience as a securities analyst/portfolio manger. Prior to joining the Adviser on June 18, 1996, he was employed at Firstar Investment Research & Management Company (FIRMCO) as a Senior Vice President and Senior Portfolio Manager of the Equity Growth Fund A
(which had a mid to large capitalization growth strategy).   The Equity Growth
Fund A is an employee benefit collective investment fund which had assets of $490 million as of May 31, 1996. The Equity Growth Fund A's investment objective, policies and strategies are identical in all material respects to those of the Growth Fund. Mr. Wear managed other accounts, in addition to the Equity Growth Fund A, during his tenure at FIRMCO. In total, Mr. Wear managed $2.7 billion in assets employing this mid to large cap equity strategy while employed at FIRMCO. As Senior Portfolio Manager for Equity Growth Fund A, Mr. Wear had full discretionary authority over the selection of investments for that fund and was primarily responsible for the day-to-day management of its portfolio. No other person played a significant role in managing that fund's investment portfolio.

         Joseph J. Docter manages the Small Cap Fund. Mr. Docter, a Chartered Financial Analyst, has had more than 12 years of experience as a securities analyst/portfolio manager. He was a Senior Vice President and Senior Portfolio Manager of the Equity Growth Fund C (which had an emerging to small capitalization growth strategy) from February 7, 1987 through June 18, 1996 during his employment at FIRMCO. Equity Growth Fund C is an employee benefit collective investment fund which had assets of $285 million as of May 31, 1996. The Equity Growth Fund C's investment objective, policies and strategies are identical in all material respects to those of the Small Cap Fund. Mr. Docter managed other accounts, in addition to the Equity Growth Fund C, during his tenure at FIRMCO. In total, Mr. Docter managed $1.1 billion in assets employing this small-cap equity strategy while employed at FIRMCO. As Senior Portfolio Manager for Equity Growth Fund C, Mr. Docter had full discretionary authority over the selection of investments for that fund and was primarily responsible for the day-to-day management of its portfolio, although a co-portfolio manager with a subordinate role was appointed for that Fund as of January 1, 1994. Until January 1, 1996, all securities transactions proposed by the co- portfolio manager for the Equity Growth Fund C were reviewed and approved by Mr. Docter. After such date, the co-portfolio manager was allocated approximately 30% of the investment portfolio of that fund and his investment decisions were reviewed at least quarterly by Mr. Docter for purposes of compliance with that fund's investment objective, policies and restrictions and related suitability concerns.

PAST PERFORMANCE OF PORTFOLIO MANAGERS

         The following sets forth the average annual returns for each of the employee benefit collective investment funds previously managed by Messrs. Wear and Docter (as adjusted to reflect the reinvestment of dividends and capital gains distributions and the BCM Funds' operating expenses after reimbursement) compared with the performance of the S&P 500 Stock Index:

                                                     EQUITY         EQUITY
                                                     GROWTH         GROWTH         S&P 500
 For periods ending:                                 FUND A         FUND C*        INDEX**
          December 31, 1995                          ------         ------         -------
                  Ten Years                            15.5%          *             14.9%
                  Five Years                           19.1          22.8           16.6
                  Three Years                          10.9          11.0           15.3

                  One Year                             32.0          25.3           37.6
 Since Inception through May 31, 1996                                17.7           13.5
 Since January 1, 1986 through May 31, 1996            15.2           *             15.3

-------------------------------

*        Equity Growth Fund C's inception date was February 1, 1987.

** The S&P 500 Index is an unmanaged index of common stocks of 500 industrial, transportation, utility and financial companies, and regarded as generally representative of the U.S. stock market. The Index reflects the reinvestment of dividends and capital gain distributions, if any, but does not reflect fees, brokerage commissions or other expenses of investing.

         The above performance information relates to the past performance of separate employee benefit collective investment funds, and not to the BCM Funds, and is not indicative of the anticipated future performance of the BCM Funds. These employee benefit collective investment funds were not registered under the 1940 Act and, accordingly, were not subject to certain investment limitations, diversification requirements and other restrictions imposed by the 1940 Act and the Internal Revenue Code on registered investment companies, which, if applicable, may have adversely affected the performance of such collective funds.

CODE OF ETHICS

         The Adviser has adopted a Code of Ethics that restricts personal investing practices by its employees. Among other provisions, the Code of Ethics requires that employees with access to information about the purchase or sale of securities in the Funds' portfolios obtain preclearance before executing personal trades. With respect to portfolio managers and other investment personnel, the Code of Ethics prohibits acquisition of securities in an initial public offering, as well as profits derived from the purchase and sale of the same security within 60 calendar days. These provisions are designed to ensure that the interests of Fund investors come before the interests of the people who manage those Funds.

INVESTING IN BCM FUNDS

         Shares of each Fund are sold on a continuous basis without a sales charge at the net asset value next determined after receipt of a purchase order in proper form. Shares of the Fund are sold to institutional investors such as pension and profit sharing plans (including participant accounts in such plans), employee benefit trusts, foundations, endowments, corporations and other institutions; or others pursuant to policies adopted by the Company. _____________ serves as the Fund's transfer agent and dividend disbursing agent (the "Transfer Agent").

         If you have any questions, a Fund telephone representative will be pleased to provide the information that you need. Please call the following
number:  [               ].

         The minimum initial purchase is $100,000 which can be allocated between the Funds at the election of the investor, and the minimum for any subsequent purchase in a Fund is $100. The required minimum purchases may be waived at the discretion of the Funds and altered in certain circumstances pursuant to guidelines established from time to time by the Company. The Company reserves the right, in its discretion, to accept or reject applications and purchase orders, in whole or in part, and to suspend or cease the offering of Fund shares for sale at any time.

         Investors purchasing Fund shares through a broker, plan administrator, financial intermediary or agent may be charged a separate transaction and/or service fee by that broker, administrator, agent or intermediary.

PURCHASES BY MAIL

         Your purchase application, if properly filled out and accompanied by payment in the form of a check made payable to BCM Funds, will be processed upon receipt by the Transfer Agent. If the Transfer Agent receives you order and payment by the close of regular trading (currently 3:00 p.m. Central Time) on the New York Stock Exchange, your shares will be purchased at the net asset value calculated at the close of regular trading on that day. If received after that time, your shares will be purchased at the net asset value determined as of the close of regular trading on the next business day.

HOW TO PURCHASE BCM FUND SHARES


BY MAIL OR COURIER       TO OPEN AN ACCOUNT                  TO ADD TO AN ACCOUNT
                         ------------------                  --------------------
                         Complete and sign the Purchase      Make your check payable to BCM
                         Application. Make your check        Funds and mail it to the address
                         payable to BCM Funds.               at the left. Put your account
                                                             name,  address and BCM Funds
                         By Mail, send to:                   account number on your check.
                         BCM Funds                           Subsequent investment forms will
                         [              ]                    be included with each investor
                                                             statement.  An investor  wishing to
                         By Overnight Courier, send to:      add to an account should complete
                         BCM Funds                           this form and include it with the
                         [              ]                    check. Alternatively, include
                                                             with your check a note indicating
                         If you are investing through a      your BCM Funds account number,
                         qualified retirement plan, you      your name and your address.
                         will need to use a special
                         application.

BY TELEPHONE             Telephone transactions may not be   Call [            ] to make your
                         used for initial purchases. If      purchase from a bank checking or
                         you want to make subsequent         money market account by electronic
                         telephone transactions, please      funds transfer. Specify account
                         select this service on your         name, address and BCM Funds
                         Purchase Application or call        account number. This service must
                         [         ] to add telephone        be established by you in advance
                         transactions to an existing         by following the instructions at
                         account.                            the left.

BY WIRE                           First, call BCM Funds at [    ] to      Follow instructions at the left.
                                  notify them that you intend to          Please note that wires may be
                                  purchase shares by wire and to          rejected if they do not contain
                                  verify wire instruction.                complete account information.

                                  Then, wire funds care of
                                  [                 ]. Include your
                                  name, address and tax-payer
                                  identification number.

                                  Your bank may charge a fee for
                                  wiring money on your behalf.

         All purchases must be made in U.S. dollars and checks must be drawn on U.S. banks. No cash will be accepted. A $_____ fee will be charged against an investor's account for any payment check returned to the Transfer Agent for insufficient funds, stop payment, closed account or other reasons. The investor will also be responsible for any losses suffered by the Funds or the Transfer Agent as a result. For purchases made by corporations, executors, administrators, trustees, guardians, general partners, managers, agents or attorneys-in-fact, further documentation may be requested.

PURCHASES BY TELEPHONE

         Telephone transactions may not be used for initial purchases. Your account must already be established prior to initiating telephone purchases. Only bank accounts held at domestic financial institutions that are Automated Clearing House (ACH) members can be used for telephone transactions. Your shares will be purchased at the net asset value determined as of the close of regular trading on the date that the Transfer Agent receives payment for shares purchased by electronic funds transfer through the ACH system. Most transfers are completed within three business days after your call to place the order.
To preserve flexibility, the Funds may revise or remove the ability to purchase shares by phone, or may charge a fee for such service, although currently the Funds do not expect to charge a fee. Investors in the Funds may also request by telephone a change of address, a change in investments made through an Automatic Investment Plan, and a change in the manner in which dividends are received.

         The Funds will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Such procedures may include, among others, requiring some form of personal identification prior to acting upon telephone instructions, providing written confirmations of all such transactions, and/or tape recording all telephone instructions. The Funds reserve the right to refuse a telephone redemption if they believe it advisable to do so. Assuming procedures such as the above have been followed, the Funds will not be liable for any loss, cost, or expense for acting upon an investor's telephone instructions or for any fraudulent or unauthorized telephone redemption. As a result of this policy, the investor will bear the risk of any loss unless the Funds have failed to follow such procedure(s). The telephone purchase privilege may be modified or terminated by the Funds at any time.

PURCHASES BY WIRE

         If you purchase your initial shares by wire, you must prepare and file a Purchase Application, marked "follow-up," with the Transfer Agent. The Transfer Agent must receive the Purchase Application before any of the shares purchased can be redeemed. You should contact your bank (which will need to be a commercial bank that is a member of the Federal Reserve System) for information on sending funds by wire, including any charges that your bank may make for these services. Wiring instructions are listed on page __of this prospectus.

AUTOMATIC INVESTMENT PLAN

         The Funds offer an Automatic Investment Plan whereby an investor may automatically make purchases of shares of a Fund on a convenient monthly basis ($100 minimum per transaction) out of his or her savings or checking account. The $100,000 minimum initial investment must be met before an Automatic Investment Plan may be established. Under the Automatic Investment Plan, an investor's designated bank or other financial institutional debits a preauthorized amount on the investor's account each month and applies the amount to the purchase of Fund shares. The Automatic Investment Plan must be implemented with a financial institution that is an Automated Clearing House member. In addition, the Fund must have a currently effective registration in those states in which it is required. No service fee is currently charged by the Funds for participating in the Automatic Investment Plan. Applications to establish the Automatic Investment Plan are available from the Funds by calling
[                        ].

MISCELLANEOUS PURCHASE INFORMATION

         For reasons of economy and convenience, the Funds will not issue certificates for shares purchased.

         Federal regulations require that you provide a certified taxpayer identification number whenever you open or reopen an account. Congress has mandated that if any investor fails to provide and certify to the accuracy of the investor's Social Security number or other tax- payer identification number, the Funds will be required to withhold 31% of all dividends, distributions and payments, including redemption proceeds, from such investor as a backup withholding procedure.

         Payment for shares of a Fund may, in the discretion of the Fund, be made in the form of liquid securities that are permissible investments for the Fund, provided that, among other conditions, the investor making the contribution of securities is a tax-exempt entity and the aggregate amount of the purchase (including cash and contributed securities) be at least $1,000,000. Investors considering a contribution of securities to the Funds should consult with their own tax advisers regarding the tax consequences, if any, of such
contribution.  For further information, contact the Funds at [         ].

EXCHANGE PRIVILEGE

         You may exchange your shares of one BCM Fund for shares of another Fund. You must have owned shares of a Fund for at least 15 days before such shares may be exchanged.

         The exchange privilege is not designed to afford investors a way to play short-term swings in the market. BCM is not suitable for that purpose.

By Telephone

         You may exchange your Fund shares into shares of another Fund by phone if you have authorized BCM Funds to accept telephone instructions. There will be no fee charge to the investor's account for a telephone exchange transacted by the investor.

By Mail

         You may also direct BCM Funds in writing to exchange your shares. If you have authorized BCM Funds to accept written instructions from any one registered owner, and if the shares are owned by two or more persons, only one signature is required on your written exchange request. Otherwise, the request should be signed by each person in whose name the shares are registered. All signatures should be exactly as the name appears in the registration.

Additional Information About Exchanges

         1. In an exchange from one account to another account, the shares being sold and the new shares being purchased must have a current value of at least $1,000 and you must meet any investment minimum imposed by the Fund into which you wish to exchange.

         2. Exchanges from any one Fund account are limited to six times in any one calendar year.

         3. The shares being acquired must be qualified for sale in your state of residence.

         4. Once you have telephoned or mailed your exchange request, it is irrevocable and may not be modified or canceled.

         5. For the purposes of processing exchanges, the value of the shares surrendered and the value of the shares acquired are the net asset values of such shares next computed after receipt of your exchange order.

         6. An exchange of shares is, for federal income tax purposes, a sale of the shares being exchanged, on which you may realize a taxable gain or loss.

         7. If the request is made by a corporation, partnership, trust, fiduciary, agent or unincorporated association, BCM Funds will require evidence satisfactory to it of the authority of the individual signing the request.

         The exchange privilege may be modified or terminated at any time upon 60 days' prior written notice.

HOW TO SELL (REDEEM) BCM FUND SHARES

         You may sell (redeem) any or all of your shares on any day the Funds are open for business at the next determined net asset value. Ordinarily, the Funds make payments by check for the shares redeemed within three business days after it receives your properly completed request. However, the right of redemption may be suspended or payment may be postponed under unusual circumstances such as when trading on the New York Stock Exchange is restricted or when it is not reasonably practical for a Fund to determine the fair market value of its net assets. Payment of redemption proceeds with respect to shares purchased by check will not be made until the check or payment received for investment has cleared, which may take up to 15 calendar days from the purchase date.

         Payment of the redemption proceeds for shares of a Fund where an investor requests wire payment will normally be made in federal funds on the next business day. The Transfer Agent will wire redemption proceeds only to the bank and account designated on the Purchase Application or in written instructions subsequently received by the Transfer Agent, and only if the bank is a commercial bank that is a member of the Federal Reserve System. The Transfer Agent currently charges a $_____ fee for each payment made by wire of redemption proceeds, which fee will be deducted from the investor's account.

PROCEDURE FOR REQUESTING REDEMPTION

         You may request the sale of your shares either by mail or courier or by telephone as described below.

         By Mail:

         Sale (redemption) requests should be mailed to:
         BCM Funds
         [         ]

         By Overnight Courier:

         The requests should be sent to:
         BCM Funds
         [        ]

         The selling price of each share being redeemed will be the Fund's per share net asset value next calculated after receipt of all required documents in good order. There is no load or charge imposed on redemptions. Good order means that the request must include:

         -       Your BCM Fund account number

         -       The number of shares or dollar amount to be sold (redeemed)

         - The signatures of all account owners exactly as they are registered on the account

         -       Any required signature guarantees

         - Any supporting legal documentation that is required in the case of estates, trusts, corporations or partnerships

         - In the case of shares being redeemed from a qualified retirement plan, including an IRA or IRA/SEP Plan, a statement of whether or not federal income tax should be withheld (in the absence of any statement, federal tax will be withheld)

         A signature guarantee of each owner is required to redeem shares in the following situations: (i) if you change ownership on your account; (ii) when you want the redemption proceeds sent to a different address from that registered on the account; (iii) if the proceeds are to be made payable to someone other than the account's owner(s); (iv) any redemption transmitted by federal wire transfer to your bank; and (v) if a change of address request has been received by the Funds or the Transfer Agent within the last 15 days. In addition, signature guarantees are required for all redemptions of $25,000 or more from any investor account.

         Signature guarantees are designed to protect both you and the Funds from fraud. Signature guarantees can be obtained from most banks, credit unions or savings associations, or from broker/dealers, municipal securities broker/dealers, government securities broker/dealers, national securities exchanges, registered securities associations or clearing agencies deemed eligible by the Securities and Exchange Commission. Notaries public cannot provide signature guarantees.

By Telephone:

         Shares of the Funds may also be sold by calling the Transfer Agent at
[        ]. In order to utilize this procedure for telephone redemption, an investor must have previously elected this procedure in writing, which election will be reflected in the records of the Transfer Agent, and the redemption proceeds must be mailed directly to the investor or transmitted to the investor's predesignated account at a domestic bank. To change the designated account, send a written request with signature(s) guaranteed to the Transfer
Agent.  To change the address, call the Transfer Agent at [       ] or send a
written request with signature(s) guaranteed to the Transfer Agent. Any written redemption requests received within 15 days after an address change made by telephone must be accompanied by a signature guarantee and no telephone redemptions will be allowed within 15 days of such a change. The Funds reserve the right to limit the number of telephone redemptions by an investor. Once made, telephone redemption requests may not be modified or canceled. The selling price of each share being redeemed will be the Fund's per share net asset value next calculated after receipt by the Transfer Agent of the telephone redemption request. There is currently no charge for telephone redemptions, although a charge may be imposed in the future.

         The Funds will not be liable for following instructions communicated by telephone that it reasonably believes to be genuine. See "Purchases by Telephone" on page __ for discussion of liability for telephone errors.

         During periods of substantial economic or market changes, telephone redemptions may be difficult to implement. If an investor is unable to contact the Transfer Agent by telephone, shares may also be redeemed by delivering the redemption request to the Transfer Agent by mail or overnight courier as previously described.

         The Funds reserve the right to modify or terminate this telephone redemption service at any time.

REDEMPTION AT THE OPTION OF THE FUND

         The Funds reserve the right to redeem shares held in any account if the net asset value remains below $1,000 in order to relieve the Funds of the cost of maintaining very small accounts. Before such involuntary redemption, the Fund will give the investor 30 days written notice to bring the account up to $1,000 before any action is taken. This minimum balance requirement does not apply to qualified retirement plan accounts. The right of redemption shall not apply if the value of a investor's account drops below $1,000 as the result of market action.

DISTRIBUTIONS

         In general, distributions of each Fund's net investment income and net realized securities gains, if any, are declared and paid annually on or before December 31 of each year, but the Funds may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code in a manner consistent with the provisions of the 1940 Act.

         THE OBJECTIVE OF THESE FUNDS IS LONG-TERM CAPITAL GROWTH AND NOT THE PRODUCTION OF INCOME DISTRIBUTIONS.

         Distributions will be reinvested in additional Fund shares unless you elect to receive them in cash by notifying BCM Funds in writing. Distributions of less than $10 and distributions on shares purchased within the last 15 days, however, will not be paid in cash and will be reinvested. You may elect to have distributions on shares held in qualified retirement plans paid in cash only if you are 59 1/2 years old or permanently and totally disabled. Distribution checks normally are mailed within seven days after the record date.

         The Board of Directors may elect not to distribute capital gains in whole or in part to take advantage of loss carryovers.

         A distribution on shares of a Fund does not increase the value of your shares or your total return. At any given time the value of your shares includes the undistributed net gains, if any, realized by the Fund on the sale of portfolio securities, and undistributed dividends and interest received, less Fund expenses. Because such gains and dividends are included in the value of your shares, when they are distributed the value of your shares is reduced by the amount of the distribution. If you buy your shares just before the distribution, you will pay the full price for your shares, and then receive a portion of the purchase price back as a taxable distribution.

TAXES

         Each Fund has elected to be taxed under Subchapter M of the Internal Revenue Code, which means that to the extent its earnings and gains are distributed to investors in a timely manner it pays no income tax.
Accordingly, the Funds intend to distribute to their shareholders substantially all of their net investment income and net realized gains.

         Distributions of net investment income and net short-term capital gains are taxable to you as ordinary income. Distributions from net long-term capital gains are taxable as long-term capital gains regardless of the length of time you have held the shares on which such distributions are paid.
However, you should note that any loss realized upon the sale or redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of any distribution of long-term capital gain to you with respect to such shares.

         Distributions are taxable to you regardless of whether they are taken in cash or reinvested, even if the value of your shares is below your cost. If you purchase shares shortly before a distribution, you must pay income taxes on the distribution, even though the value of your investment (plus cash received, if any) remains the same. In addition, the share price at the time you purchase shares may include unrealized gains in the securities held in the investment portfolio of the Fund. If these portfolio securities are subsequently sold and the gains are realized, they will, to the extent not offset by capital losses, be paid to you as a distribution of capital gains and will be taxable to you as short-term or long-term capital gains.

         After the end of each calendar year, BCM Funds will send you a Form 1099 notifying you of the federal income tax status of the distributions paid to you during the year.

         If you have not complied with certain provisions of the Internal Revenue Code and Regulations, BCM Funds is required by federal law to withhold and remit to the IRS 31% of reportable payments (which may include dividends, capital gains distributions and redemptions). Those regulations require you to certify that the social security number or tax identification number you provide is correct and that you are not subject to 31% withholding for previous under-reporting to the IRS. You will be asked to make the appropriate certification on your application.

         Redemptions and exchanges of shares of a Fund will be taxable transactions for federal income tax purposes and investors will generally recognize gain or loss in an amount equal to the difference between the basis of the shares redeemed or exchanged and the amount received. Assuming that investors hold such shares as a capital asset, the gain or loss will be a capital gain or loss and will generally be long term if investors have held such shares for a period of more than one year. If a loss is realized on the redemption of Fund shares, the reinvestment in additional fund shares within 30 days before or after the redemption may be subject to the "wash sale" rules of the Code, resulting in a postponement of the recognition of such loss for federal income tax purposes.

         The foregoing tax discussion is only general in nature, and each investor is advised to consult his or her tax adviser for additional information.

DETERMINATION OF NET ASSET VALUE

         The price investors pay when buying shares of a Fund, and the price investors receive when redeeming shares of a Fund, is the net asset value of the shares. No sales charge or commission of any kind is added by the Funds upon a purchase and no charge is deducted upon a redemption (except for redemption proceeds sent by wire).

         The per share net asset value of a Fund is determined by dividing the total value of its net assets (meaning its assets less its liabilities excluding capital and surplus) by the total number of its shares outstanding at that time. The net asset value is determined as of the close of regular trading (currently 3:00 p.m. central time) on the New York Stock Exchange on each day the New York Stock Exchange is open for trading. This determination is applicable to all transactions in shares of each Fund prior to that time and after the previous time as of which net asset value was determined. Accordingly, purchase orders accepted or shares tendered for redemption prior to the close of regular trading on a day the New York Stock Exchange is open for trading will be valued as of the close of trading, and purchase orders accepted or shares tendered for redemption after that time will be valued as of the close of the next trading day.

         Securities which are traded on a recognized stock exchange are valued at the last sale price on the securities exchange on which such securities are primarily traded or at last sale price on the national securities market. Exchange-traded securities for which there were no transactions are valued at the current bid prices. Securities traded on only over-the-counter bid prices are valued on the basis of closing over-the-counter bid prices. Debt securities (other than short-term instruments) are valued at prices furnished by a national pricing service, subject to review by the Adviser. Debt instruments maturing within 60 days are valued by the amortized cost method. Any securities for which market quotations are not readily available are valued at their fair value as determined in good faith by the Board of Directors.

CAPITAL STRUCTURE

         BCM Funds, Inc. is a diversified open-end management investment company registered under the 1940 Act and organized as a Maryland corporation in 1996. The Company is organized as a series fund which permits it to issue its authorized capital stock in one or more Funds, each such Fund representing a separate investment portfolio. The Company currently consists of the two diversified equity Funds described in this Prospectus.

         The Company's authorized capital stock consists of one billion shares of common stock, $.001 par value per share, of which there have been initially allocated 100 million shares to each Fund. The Board of Directors may, at its discretion, classify and allocate shares to additional funds within the Company or classify and allocate additional shares to each Fund without further action by the investors. Each share outstanding entitles the holder to one vote. On matters affecting an individual Fund, a separate vote of the shares of that Fund is required. Shares of a Fund are not entitled to vote on any matter not affecting that Fund. All shares of each Fund vote together in the election of Directors at each meeting of investors at which Directors are to be elected and on other matters as provided by law or the Company's articles of incorporation or bylaws. The Company's bylaws do not require that meetings of shareholders be held annually. However, special meetings of shareholders may be called for purposes such as electing or removing directors, changing fundamental policies or approving investment advisory contracts.

         Shares have no preemptive, cumulative voting, subscription or conversion rights, and can be issued as full or fractional shares. A fractional share has the same kind of rights and privileges as a full share on a pro rata basis.

PERFORMANCE ADVERTISING

         BCM Funds may provide from time to time in advertisements, reports to investors and other communications with investors its cumulative total return or average annual total return. Cumulative total return data is computed by considering all elements of return, including reinvestment of dividends and capital gains distributions, over a stated period of time. Average annual total return is determined by computing the annual compound return over a stated period of time that would have produced a Fund's cumulative total return over the same period if the Fund's performance had remained constant throughout.

         In reports or other communications to investors and in advertising material, the Funds may also compare their performance to other mutual funds with similar investment objectives and to the industry as a whole, as quoted by ranking services and publications that monitor or report on the performance of mutual funds (such as Lipper Analytical Services, Inc.). Performance information may be quoted numerically or may be presented in a table, graph or other illustration. In addition, fund performance may be compared to well-known indices of market performance including the Standard & Poor's (S&P) 500 Index, the S&P Mid-Cap Index, the NASDAQ Composite Index, the Dow Jones Industrial Average, Russell 2000 Index, Russell 1000 Index, Wilshire Top 750 Index and Wilshire Next 1750 Index. Further information on performance measurement may be found in the Statement of Additional Information.

         All performance information advertised by the Funds is historical in nature and is not intended to represent or guarantee future results. The value of Fund shares when redeemed may be more or less than their original cost.

BCM INSTITUTIONAL FUNDS, INC.

-        BCM GROWTH FUND
-        BCM SMALL CAP GROWTH FUND


INVESTMENT ADVISER
Baird Capital Management LLC
111 East Kilbourn Avenue, Suite 1000
Milwaukee, Wisconsin  53202


CUSTODIAN, TRANSFER AGENT AND DIVIDEND DISBURSING AGENT
[                   ]


LEGAL COUNSEL
Quarles & Brady
411 East Wisconsin Avenue
Milwaukee, Wisconsin 53202


INDEPENDENT ACCOUNTANTS
Price Waterhouse LLP
100 East Wisconsin Avenue
Milwaukee, Wisconsin 53202

                         BCM INSTITUTIONAL FUNDS, INC.

                                BCM GROWTH FUND
                           BCM SMALL CAP GROWTH FUND

                      STATEMENT OF ADDITIONAL INFORMATION

                               DECEMBER 31, 1996


                               TABLE OF CONTENTS


                                                                        Page

GENERAL INFORMATION . . . . . . . . . . . . . . . . . . . . . . . . . .    1
INVESTMENT OBJECTIVES AND POLICIES  . . . . . . . . . . . . . . . . . .    1
INVESTMENT LIMITATIONS  . . . . . . . . . . . . . . . . . . . . . . . .    5
MANAGEMENT OF THE COMPANY . . . . . . . . . . . . . . . . . . . . . . .    8
NET ASSET VALUE . . . . . . . . . . . . . . . . . . . . . . . . . . . .   10
ADDITIONAL PURCHASE AND REDEMPTION INFORMATION  . . . . . . . . . . . .   11
DESCRIPTION OF SHARES . . . . . . . . . . . . . . . . . . . . . . . . .   12
PORTFOLIO TRANSACTIONS  . . . . . . . . . . . . . . . . . . . . . . . .   13
ADDITIONAL INFORMATION CONCERNING TAXES . . . . . . . . . . . . . . . .   15
CUSTODIAN, TRANSFER AGENT AND ACCOUNTING SERVICES AGENT . . . . . . . .   16
INDEPENDENT ACCOUNTANTS . . . . . . . . . . . . . . . . . . . . . . . .   17
COUNSEL . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   17
ADDITIONAL INFORMATION ON PERFORMANCE . . . . . . . . . . . . . . . . .   17
MISCELLANEOUS . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   19
COMMERCIAL PAPER RATINGS  . . . . . . . . . . . . . . . . . . . . . . .   19
FINANCIAL STATEMENTS  . . . . . . . . . . . . . . . . . . . . . . . . .   20


         This Statement of Additional Information is meant to be read in conjunction with the Prospectus dated December 31, 1996 for BCM Growth Fund and BCM Small Cap Growth Fund (collectively, the "Funds") and is incorporated by reference in its entirety into the Prospectus. Because this Statement of Additional Information is not itself a prospectus, no investment in shares of these Funds should be made solely upon the information contained herein.
Copies of the Prospectus for the Fund may be obtained by writing to the Funds at 111 East Kilbourn Avenue, Suite 1000, Milwaukee, Wisconsin 53202, or by
calling [      ].  Capitalized terms used but not defined herein have the same meanings as in the Prospectus.

                              GENERAL INFORMATION


         BCM Institutional Funds, Inc. (the "Company" or "BCM Funds") is a registered open-end management investment company organized as a Maryland corporation on October 31, 1996. The Company is authorized to issue separate series of shares of Common Stock representing interests in separate investment portfolios. This Statement of Additional Information pertains to BCM Growth Fund and BCM Small Cap Growth Fund.


                       INVESTMENT OBJECTIVES AND POLICIES

         The investment objective of each of the Funds is long-term capital growth. The BCM Growth Fund seeks to achieve its objective by investing primarily in securities of mid to large-sized companies, defined as those companies with market capitalizations between $750 million and $5 billion at the time of purchase. The BCM Small Cap Growth Fund seeks to achieve its objective by investing primarily in securities of small-sized companies, defined as those companies with market capitalizations between $100 million and $1 billion at the time of purchase. There is no assurance, however, that either Fund's investment objective will in fact be attained. The following policies supplement the Funds' investment objectives and policies as set forth in the Prospectus.

         Securities Lending. The Funds may lend their portfolio securities to unaffiliated domestic broker/dealers and other institutional investors pursuant to agreements requiring that the loans be secured by collateral equal in value to at least the market value of the securities loaned, in order to increase return on portfolio securities. Collateral for such loans may include cash, securities of the U.S. Government, its agencies or instrumentalities, or an irrevocable letter of credit issued by a bank which meets the investment standards stated below under "Short-Term Instruments," or any combination thereof. There may be risks of delay in receiving additional collateral or in recovering the securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers deemed by the Adviser to be of good standing and when, in the Adviser's judgment, the income to be earned from the loan justifies the attendant risks. When a Fund lends its securities, it continues to receive interest or dividends on the securities loaned and may simultaneously earn interest on the investment of the cash collateral which will be invested in readily marketable, high- quality, short-term obligations. Although voting rights, or rights to consent, attendant to securities on loan pass to the borrower, such loans may be called at any time and will be called so that the securities may be voted by a Fund if a material event affecting the investment is to occur.

         Securities lending arrangements with broker/dealers require that the loans be secured by collateral equal in value to at least the market value of the securities loaned. During the term of such arrangements, a Fund will maintain such value by the daily marking-to-market of the collateral.

         Short-Term Instruments. As described in the Prospectus, the Funds may invest from time to time in "short-term instruments," a term that includes, among other things, bank obligations, commercial paper, variable amount master demand notes and corporate bonds with remaining maturities of thirteen months or less. However, the Funds intend to stay fully invested and therefore investments in short-term instruments are expected to represent normally less than 10% of each Fund's net assets.

         Bank obligations include bankers' acceptances, negotiable certificates of deposit and nonnegotiable time deposits, including U.S. dollar-denominated instruments issued or supported by the credit of U.S. or foreign banks or savings institutions. Although the Funds will invest in money market obligations of foreign banks or foreign branches of U.S. banks only when the Adviser determines the instruments present minimal credit risks, such investment may nevertheless entail risks that are different from those of investments in domestic obligations of U.S. banks due to differences in political, regulatory and economic systems and conditions. All investments in bank obligations are limited to the obligations of financial institutions having more than $1 billion in total assets at the time of purchase, and investments by a Fund in the obligations of foreign banks and foreign branches of U.S. banks may not exceed 25% of a Fund's total assets at the time of purchase. The Funds may also make interest-bearing savings deposits in commercial and savings banks in amounts not in excess of 5% of its total assets.

         For purposes of the Funds' investment policies with respect to bank obligations, the assets of a bank or savings institution will be deemed to include the assets of its domestic and foreign branches. The Funds' investments in the obligations of foreign branches of U.S. banks and of foreign banks may subject the Funds to investment risks (similar to those discussed below under "American Depository Receipts") that are different in some respects from those of investments in obligations of U.S. domestic issuers. Such risks include future political and economic developments, the possible imposition of withholding taxes on interest income, possible seizure or nationalization of foreign deposits, the possible establishment of exchange controls or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest of such obligations. In addition, foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements and to different accounting, auditing, reporting and record keeping standards than those applicable to domestic branches of U.S. banks.

         Investments by the Funds in commercial paper will consist of issues rated at the time A-1 and/or P-1 by Standard & Poor's, Moody's or similar rating by another nationally recognized rating agency. In addition, the Funds may acquire unrated commercial paper and corporate bonds that are determined by the Adviser at the time of purchase to be of comparable quality to rated instruments that may be acquired by the Funds as previously described.

         The Funds may also purchase variable amount master demand notes which are unsecured instruments that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate. Although the notes are not normally traded and there may be no secondary market in the notes, the Funds may demand payment of the principal of the instruments at any time. The notes are not typically rated by credit rating agencies, but issuers of variable amount master demand notes must satisfy the same criteria as set forth above for issuers of commercial paper. If an issuer of a variable amount master demand note defaulted on its payment obligation, the Funds might be unable to dispose of the note because of the absence of a secondary market and might, for this or other reasons, suffer a loss to the extent of the default. The Funds will invest in variable amount master notes only when the Adviser deems the investment to involve minimal credit risk.

         Repurchase Agreements. The Funds may agree to purchase securities from financial institutions subject to the seller's agreement to repurchase them at an agreed upon time and price ("repurchase agreements"). During the term of the agreement, the Adviser will continue to monitor the creditworthiness of the seller and will require the seller to maintain the value of the securities subject to the agreement at not less than 102% of the repurchase price. Default or bankruptcy of the seller would, however, expose the Funds to possible loss because of adverse market action or delay in connection with the disposition of the underlying securities.

         The repurchase price under the repurchase agreements generally equals the price paid by the Funds plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the securities underlying the repurchase agreement). Securities subject to repurchase agreements will be held by the Funds' custodian or in the Federal Reserve/Treasury book-entry system or other authorized securities depository. Repurchase agreements are considered to be loans under the 1940 Act.

         The Funds intend to limit investments in repurchase agreements to not more than 5% of their respective total assets.

         Investment Companies. As prescribed by the 1940 Act, the Funds will limit their investments in securities issued by other investment companies so that, as determined immediately after a purchase of such securities is made:
(i) not more than 5% of the value of a Fund's total assets will be invested in the securities of any one investment company; (ii) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group; and (iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by a Fund or by the Company as a whole.

         The Funds may invest from time to time in securities issued by other investment companies which invest in high-quality, short-term debt securities (i.e., money market mutual funds). As an investor of another investment company, a Fund would bear, along with other investors, its pro rata portion of the other investment company's expenses, including advisory fees and such fees and other expenses will be borne indirectly by the Funds' investors. These expenses would be in addition to the advisory and other expenses that the Funds bear directly in connection with their own operations.

         U.S. Government Obligations. Examples of the types of U.S. Government obligations that may be acquired by the Funds include U.S. Treasury bonds, notes and bills and the obligations of Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States Small Business Administration, Government National Mortgage Association, Federal National Mortgage Association, General Services Administration, Student Loan Marketing Association, Central Bank for Cooperatives, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks, Maritime Administration, and Resolution Trust Corp.

Other Investment Considerations

         The Funds maintain a long-term investment horizon with respect to investments in equity securities. However, when a company's growth in earnings and valuation results in price appreciation that reaches a level which meets a Fund's established return objective, the stock is normally sold. Holdings are also sold if there has been significant deterioration in the underlying fundamentals of the securities involved since their acquisition. Sale proceeds are either re-invested in money market instruments or in other securities which meet a Fund's investment criteria.

         The increase or decrease of cash equivalents in a Fund is primarily the residual effect of the research process. The portion of a Fund invested in cash equivalents tends to rise when the pool of acceptable securities is limited and tends to fall when a Fund's valuation screening process identifies a large number of attractive securities. Short-term forecasts for the economy and financial markets are not an important determinant of the level of cash equivalents in a Fund. The Funds do not attempt to "time" the securities market.

         American Depository Receipts ("ADRs"). The Funds may invest in securities issued by foreign issuers, including ADRs, which are receipts issued by an American bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. ADRs may be listed on a national securities exchange or may trade in the over-the-counter market. ADR prices are denominated in U.S. dollars; the underlying security may be denominated in a foreign currency. Certain institutions issuing ADRs may not be sponsored by the issuer. A non-sponsored depository may not provide material unitholders information that a sponsored depository is required to provide under its contractual arrangements with the issuers. The underlying security may be subject to foreign government taxes which would reduce the yield on such securities. Investments in such securities also involve certain inherent risks, such as political or economic instability of the country of issue, the difficulty of predicting international trade patterns and the possibility of imposition of exchange controls. Such securities may also be subject to greater fluctuations in price than securities of domestic corporations. In addition, there may be less publicly available information about a foreign company than about a domestic company. Foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic companies. With respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, or diplomatic developments which could affect investment in those countries.

         Convertible Securities. The Funds may hold convertible securities. Convertible securities entitle the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the securities mature or are redeemed, converted or exchanged. Prior to conversion, convertible securities have characteristics similar to ordinary debt in that they normally provide a stable stream of income with generally higher yields than those of common stock of the same or similar issuers. Convertible securities rank senior to common stock in a corporation's capital structure and therefore generally entail less risk than the corporation's common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security.

         The Funds may invest a portion of their respective assets (under 5% of total assets) in convertible debt securities that are rated below investment grade.

         Warrants. The Funds may invest in warrants. Warrants basically are options to purchase equity securities at a specific price valid for a specific period of time. They do not represent ownership of the securities, but only the right to buy them. They have no voting rights, pay no dividends and have no rights with respect to the assets of the company issuing them. Warrants differ from call options in that warrants are issued by the issuer of the security which may be purchased on their exercise, whereas call options may be written or issued by anyone. The prices of warrants do not necessarily move parallel to the prices of the underlying securities.

         Unseasoned Companies. Securities of unseasoned companies, that is, companies with less than three years of continuous operation, which present risks considerably greater than do common stocks of more established companies, may be acquired from time to time by the Funds when the Adviser believes such investments offer possibilities of attractive capital appreciation. However, neither Fund may invest more than 5% of the value of its total assets in the securities of such unseasoned companies.


                             INVESTMENT LIMITATIONS

         Each Fund is subject to the investment limitations enumerated below which may be changed only by a vote of the holders of a majority of a Fund's outstanding shares (as defined under "Miscellaneous" below).

         No Fund may:

         1. With respect to 75% of the Fund's total assets, invest more than 5% of the fair market value of its assets in securities of any one issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities).

         2. Invest more than 25% of its total assets, based on current market value at the time of purchase, in securities of issuers conducting their principal business activity in the same industry (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities).

         3. Invest in a company to get control or manage it or, with respect to 75% of the Fund's total assets, purchase more than 10% of the outstanding voting securities of an issuer.

         4. Purchase or sell real estate except that a Fund may purchase securities of issuers which deal in real estate (including real estate investment trusts) and may purchase securities which are secured by interests in real estate.

         5. Act as an underwriter of securities within the meaning of the Securities Act of 1933, although it may invest in companies engaged in such businesses, and except insofar as a Fund might be deemed to be an underwriter upon the disposition of portfolio securities acquired within the limitation on purchases of restricted securities and except to the extent that the purchase of securities directly from the issuer thereof in accordance with the Fund's investment objective, policies and limitations may be deemed to be underwriting.

         6. Purchase securities on margin, make short sales of securities or maintain a short position in an amount exceeding one-third of a Fund's net assets, except that (a) this investment limitation shall not apply to a Fund's transactions in futures contracts, related options, and short sales against the box, and (b) a Fund may obtain short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities.

         7. Purchase or sell commodity contracts, or invest in oil, gas or mineral exploration or development programs, except that a Fund may, to the extent appropriate to its investment objective, purchase publicly traded securities of companies engaging in whole or in part in such activities and may enter into futures contracts and related options.

         8. Purchase a security if, as a result, more than 15% of the value of the Fund's net assets would be invested in securities that are not readily marketable or that would require registration under the Securities Act of 1933, as amended, upon disposition, and repurchase agreements which do not provide for payment within seven days.

         9. Make loans, except that it may (a) acquire publicly distributed bonds, debentures, notes and other debt securities; (b) lend portfolio securities provided no such loan may be made if, as a result, the aggregate amount of such loans would exceed one- third of the value of the Fund's total assets; and (c) enter into repurchase agreements.

         10. Borrow money or issue senior securities, except that a Fund may borrow from banks and enter into reverse repurchase agreements for temporary purposes in amounts up to one-third of the value of the total assets at the time of such borrowing; or mortgage, pledge or hypothecate any assets, except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or one-third of the value of a Fund's total assets at the time of such borrowing. In addition, as a matter of fundamental policy, a Fund may not enter into reverse repurchase agreements exceeding in the aggregate one-third of its respective total assets. Securities held in escrow or separate accounts in connection with a Fund's investment practices described in this Statement of Additional Information or in the Prospectus are not deemed to be pledged for purposes of this limitation. If due to market fluctuations or other reasons, the total assets of a Fund fall below 300% of its borrowings, a Fund will reduce its borrowings in accordance with the 1940 Act.

         If a percentage limitation is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in the value of a Fund's portfolio securities will not constitute a violation of such limitation.

         In accordance with the following non-fundamental policies, which may be changed without investor approval, neither Fund may:

         1. Invest more than 5% of its total assets in securities of companies which, including any predecessors, have a record of less than three years of continuous operations.

         2. Invest more than 5% of its total assets in preferred stock, convertible securities and warrants.

         3.      Engage in short sales or options or futures transactions.

         4. Invest more than 25% of its total assets in securities of foreign issuers (including ADRs).

         5. Acquire any other investment company or investment company security except in connection with a merger, consolidation, reorganization or acquisition of assets or where otherwise permitted by the 1940 Act.

         6. Borrow money in amounts in excess of 10% of the value of its total assets at the time of such borrowing.

         7. Invest more than 10% of its total assets in short-term instruments except for temporary defensive purposes.

         8. Invest 5% or more of its total assets in debt securities rated below "investment grade."

Portfolio Turnover

         The portfolio turnover rate for the Funds is calculated by dividing the lesser of purchases or sales of portfolio securities for the reporting period by the monthly average value of the portfolio securities owned during the reporting period. The calculation excludes all securities whose maturity dates at the time of acquisition are one year or less. Portfolio turnover may vary greatly from year to year as well as within a particular year, and may be affected by cash requirements for redemption of shares and other factors. Portfolio turnover will not be a limiting factor in making portfolio decisions, and the Funds may engage in short-term trading to achieve their investment objective.


                           MANAGEMENT OF THE COMPANY

Directors and Officers

         The Directors and officers of the Company, their addresses, principal occupations during the past five years and other affiliations are as follows (Directors who are "interested persons" of the Company, as defined in the 1940 Act, are denoted by an asterisk):

                                                                                                         PRINCIPAL
                                                                  POSITION WITH                OCCUPATIONS DURING PAST FIVE
                     NAME, ADDRESS & AGE                           THE COMPANY                 YEARS AND OTHER AFFILIATIONS
                     -------------------                           -----------                 ----------------------------
                     Joseph J. Docter*                       Director and President       Principal and Equity Portfolio  Manager,
                     111 East Kilbourn Avenue                                             Baird  Capital  Management  LLC,   since
                     Suite 1000                                                           June 1996.   Senior  Vice President  and
                     Milwaukee, Wisconsin 53202                                           Senior   Portfolio   Manager,    Firstar
                     Age 37                                                               Investment    Research    &   Management
                                                                                          Company (investment adviser), June  1986
                                                                                          - June 1996.

                     R. Bart Wear*                           Director and Treasurer       Principal, Manager and Equity  Portfolio
                     111 East Kilbourn Avenue                                             Manager, Baird  Capital Management  LLC,
                     Suite 1000                                                           since  June 1996.  Senior Vice President
                     Milwaukee, Wisconsin 53202                                           and  Senior Portfolio  Manager,  Firstar
                     Age 36                                                               Investment    Research   &    Management
                                                                                          Company, June 1986 - June 1996.

                     Michael J. Bills                            Vice President           Principal,  Manager   and  Director   of
                     111 East Kilbourn Avenue                                             Marketing,   Baird  Capital   Management
                     Suite 1000                                                           LLC, since  April 1996.   Executive Vice
                     Milwaukee, Wisconsin 53202                                           President   Firstar   Corporation  (bank
                     Age 53                                                               holding  company),  April 1994  -  April
                                                                                          1996.    President,  Firstar  Investment
                                                                                          Research &  Management Company,  January
                                                                                          1990 - March 1994.  Director  of several
                                                                                          Firstar  subsidiaries, November  1992  -
                                                                                          April 1996.

                                                                                                         PRINCIPAL
                                                                  POSITION WITH                OCCUPATIONS DURING PAST FIVE
                     NAME, ADDRESS & AGE                           THE COMPANY                 YEARS AND OTHER AFFILIATIONS
                     -------------------                           -----------                 ----------------------------
                     Robert A. Lintereur                            Director              President,   Stocks,   Inc.   (technical
                     507 Lake Bluff Road                                                  equity    analysis   services),    since
                     Thiensville, Wisconsin 53092                                         December  1995.   Author  and Publisher,
                     Age 51                                                               The  Inner  Game -  Another View  of the
                                                                                          ----------------------------------------
                                                                                          Market  (advisory  publication), since --
                                                                                          ------
                                                                                          December 1987.

                     Dana J. Russart                                Secretary             Principal,  Manager   and  Director   of
                     111 East Kilbourn Avenue                                             Operations,  Baird  Capital   Management
                     Suite 1000                                                           LLC, since  April 1996.   President  and
                     Milwaukee, Wisconsin 53202                                           Director,   Elan   Investment  Services,
                     Age 37                                                               Inc.  (broker-dealer),  January  1995  -
                                                                                          April  1996.   Vice  President,  Firstar
                                                                                          Corporation,  April  1994 -  April 1995.
                                                                                          Vice   President   Firstar    Investment
                                                                                          Research  &  Management  Company,   July
                                                                                          1993  -  April  1994.    Executive  Vice
                                                                                          President,  Sunstone  Financial   Group,
                                                                                          Inc.  (mutual  fund  services   company)
                                                                                          April 1990 - July 1993.

         Officers and Directors who are "interested persons" of the Company receive no compensation from the Funds for serving in such capacities. Each non-interested Director receives an annual fee of $5,000, a $500 per meeting attendance fee and reimbursement of expenses incurred as a Director. Because the Company is newly organized, non-interested Directors received no compensation from the Funds for the fiscal year ended December 31, 1996. As of the date of this Statement of Additional information, the Directors and officers of the Company, as a group, owned less than 1% of the outstanding shares of the Funds.

         As of the date of this Statement of Additional Information, the Adviser owned of record all outstanding shares of the Funds.

Advisory Services

         Baird Capital Management, LLC is the Investment Adviser to each of the Funds and has served in such capacity since the commencement of the Funds' operations. The Board of Directors of the Company and the initial stockholder of the Funds approved the Investment Advisory Agreement (the "Agreement") on October 31, 1996. The Adviser was organized as a Wisconsin limited liability company in July 1996 and is a registered investment adviser. The equity interests of the Adviser are owned 60% by Baird and 40% by Summit Partners LLC. The officers of the Company own Summit Partners LLC. The Adviser manages numerous other accounts in addition to the Funds, and as of the date of this Statement of Additional Information had $___________ of assets under discretionary management.

         The Adviser provides each Fund with overall investment advisory and administrative services pursuant to the Agreement. Subject to such policies as the Board of Directors may determine the Adviser makes investment decisions on behalf of each Fund, makes available research and statistical data in connection therewith, and supervises the acquisition and disposition of investments by each Fund, including the selection of broker-dealers to carry out portfolio transactions.

         The Agreement will remain in effect until October 31, 1998, with respect to each Fund and continue thereafter from year to year, as long as it is approved at least annually by the Board of Directors or by a vote of the outstanding voting securities of the appropriate Fund and in either case by a majority of the Directors who are not parties to the Investment Advisory Agreement or interested persons of any such party. The Agreement terminates automatically if it is assigned and may be terminated without penalty by either party on not more than 60 nor less than 30 days' notice. The Agreement provides that neither the Adviser nor its personnel shall be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution and management of either Fund, except for willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under the Agreement.


                                NET ASSET VALUE

         The net asset value per share of a Fund is calculated by adding the value of all portfolio securities and other assets belonging to the Fund, subtracting the liabilities charged to that Fund, and dividing the result by the number of outstanding shares of that Fund. Assets belonging to a Fund consist of the consideration received upon the issuance of shares of a Fund together with all net investment income, realized gains/losses and proceeds derived from the investment thereof, including any proceeds from the sale of such investments, any funds or payments derived from any reinvestment of such proceeds, and a portion of any general assets of the Company not belonging to a particular investment portfolio. The liabilities that are charged to a Fund are borne by each share of that Fund. Subject to the provisions of the Articles of Incorporation, determinations by the Board of Directors as to the direct and allocable liabilities, and the allocable portion of any general assets, with respect to a Fund are conclusive.

         Net asset value calculations are made as of the close of trading on the New York Stock Exchange at least once every weekday, Monday through Friday, except on (i) customary national business holidays which result in the closing of the New York Stock Exchange (New Year's Day, Washington's Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas); or (ii) days when no security is tendered for redemption from and non customer purchase order is received.

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

         Shares of a Fund for which a redemption order is received in proper form by the Transfer Agent before close of the Exchange (currently 3:00 p.m. Central Time) on a business day will be as of the determination of net asset value on that day. Orders for a redemption received on a day after the close of the Exchange or on a non-business day will be priced as of the determination of net asset value on the next day on which shares of the particular Fund are priced. If an investor requests that redemption proceeds be paid by federal funds wire, the proceeds will be wired to a correspondent member bank if the investor's designated bank is not a member of the Federal Reserve System.

         Under the 1940 Act, the Funds may suspend the right of redemption or postpone the date of payment for shares during any period when (a) trading on the Exchange is restricted by applicable rules and regulations of the Securities and Exchange Commission ("SEC"); (b) the Exchange is closed for other than customary weekend and holiday closings; (c) the SEC has by order permitted such suspension; or (d) an emergency exists as determined by the SEC. (A Fund may also suspend or postpone the recording of the transfer of its shares upon the occurrence of any of the foregoing conditions.)

         The Company's Articles of Incorporation permit the Funds to redeem an account involuntarily, upon 30 days' notice, if redemptions cause the account's net asset value to remain at $1,000 or less. A Fund may redeem shares involuntarily to reimburse the Fund for any loss sustained by reason of the failure of an investor to make full payment for shares purchased by the Investor or to collect any charge relating to a transaction effected for the benefit of an investor which is applicable to Fund shares as provided in the Prospectus from time to time.

         Exchange Privilege. By use of the exchange privilege, investors of the Funds authorize the Transfer Agent to act on telephonic or written exchange instructions from any person representing himself to be the investor or in some case, the investor's registered representative of record, and believed by the Transfer Agent to be genuine. The Transfer Agent's records of such instructions are binding. The exchange privilege may be modified or terminated at any time upon notice to investors.

         Shares in a Fund from which the investor is withdrawing an investment will be redeemed at the net asset value per share next determined on the date of receipt. Shares of the new Fund into which the investor is investing will be purchased at the net asset value per share next determined after acceptance of the request by the Company in accordance with the policies for accepting investment. Exchanges of Shares will be available only in states where they may legally be made.

         For federal income tax purposes, share exchanges are treated as sales on which the investor may realize a gain or loss, depending upon whether the value of the shares to be given up in exchange is more or less than the basis in such shares at the time of the exchange.

         Special Procedures for In-Kind Payments. Payment for shares of a Fund may, in the discretion of the Fund, be made in the form of securities that are permissible investments for the Fund as described in the Prospectus. In connection with an in-kind securities payment, a Fund will require, among other things, that the investor making the contribution of securities be a tax-exempt entity; that the securities be valued on the day of purchase in accordance with the pricing methods used by the Fund; that the Fund receive satisfactory assurances that it will have good and marketable title to the securities received by it; that the securities be in proper form for transfer to the Fund; that adequate information be provided to the Fund concerning the basis and other tax matters relating to the securities; and that the amount of the purchase be at least $1,000,000. A Fund will consider accepting securities as consideration for shares only if such securities meet the investment objectives and policies of the Fund and otherwise are deemed by the Adviser to be suitable and appropriate for the Fund, are acquired for investment and not for resale (although the Fund may sell such securities in response to market or Fund activity), are liquid and have a value which is readily ascertainable.

         Investors should consult their own tax advisers before contributing securities to the Fund because of possible adverse tax consequences resulting from such contributions. See "Additional Information Concerning Taxes."


                             DESCRIPTION OF SHARES

         In the interest of economy and convenience, certificates representing Fund shares purchased are not ordinarily issued. However, such purchases are confirmed to the investor and credited to their accounts in the books maintained by the Transfer Agent. The investor will have the same rights of ownership with respect to such shares as if certificates had been issued. Investors may receive a certificate representing whole shares by specifically requesting one by letter to the Transfer Agent. If a stock certificate is requested, it will not be sent for at least 14 days. The Directors require payment of any lost instrument bond premiums or federal and state taxes due in connection with the replacement of certificates and may require a fee for each new stock certificate that is issued by the Fund not connected with the purchase of new shares.

         The Company's Articles of Incorporation authorize the Board of Directors to issue up to 1 billion full and fractional shares of common stock, $.001 par value per share, which are presently divided into the following two mutual fund series:

                                                NUMBER OF AUTHORIZED
NAME OF FUND                                       SHARES IN FUND
------------                                       --------------

BCM Growth Fund                                     100 Million

BCM Small Cap Growth Fund                           100 Million

         The Board of Directors has also authorized the remaining shares to be classified into additional series representing interests in other potential future investment portfolios of the Company. The Directors may similarly classify or reclassify any particular series of shares into one or more additional series.

         In the event of a liquidation or dissolution of the Company or an individual Fund, investors of a particular Fund would be entitled to receive the assets available for distribution belonging to such Fund, and a proportionate distribution, based upon the relative assets of the Company's respective investment portfolios, of any general assets not belonging to any particular portfolio which are available for distribution. Subject to the allocation of certain costs, expenses, charges and reserves attributed to the operation of a particular series as described in the Funds' Prospectuses, investors of a Fund are entitled to participate equally in the net distributable assets of the particular Fund involved on liquidation, based on the number of shares of the Fund that are held by each investor.

         Investors have the right to vote on the election of directors at each meeting of stockholders at which Directors are to be elected and on other matters as provided by law or the Articles of Incorporation or Bylaws of the Company. The Company's Bylaws do not require that meetings of stockholders be held annually. However, special meetings of stockholders may be called for purposes such as electing or removing Directors, changing fundamental policies, or approving investment advisory contracts. Stockholders of the Funds vote together on matters affecting all Funds (such as election of directors), with each share entitled to a single vote. On matters affecting only one Fund (such as a change in that Fund's fundamental investment restrictions), only the stockholders of that Fund are entitled to vote. On matters relating to all the Funds but affecting the Funds differently (such as a new Investment Advisory Agreement), separate votes by the Funds are required.

         When issued for payment as described in the Funds' Prospectus and this Statement of Additional Information, shares of the Funds will be fully paid and non-assessable by the Company.


                             PORTFOLIO TRANSACTIONS

         Subject to the general supervision of the Board of Directors, the Adviser is responsible for, makes decisions with respect to, and places orders for all purchases and sales of portfolio securities for the Funds.

         Transactions on national or regional stock exchanges involve the payment of negotiated brokerage commissions. On exchanges on which commissions are negotiated, the cost of transactions may vary among different brokers. Transactions in the over-the-counter market are generally principal transactions with dealers and the costs of such transactions involve dealer spreads rather than brokerage commissions. With respect to over-the-counter transactions, the Adviser will normally deal directly with dealers who make a market in the securities involved except in those circumstances where better prices and execution are available elsewhere or as described below.

         The Funds may participate, if and when practicable, in bidding for the purchase of portfolio securities directly from an issuer in order to take advantage of the lower purchase price available to members of a bidding group. The Funds will engage in this practice, however, only when the Adviser in its sole discretion, believes such practice to be in the Funds' interests.

         In executing portfolio transactions and selecting brokers or dealers, the Adviser will seek to obtain the best overall terms available. In assessing the best overall terms available for any transaction, the Adviser shall consider factors it deems relevant, including the breadth of the market in the security, the price of the security, size of order, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commissions and dealer spreads, if any, both for the specific transaction and on a continuing basis. While the Adviser seeks reasonably competitive rates, it does not necessarily pay the lowest commission or spreads available. Transactions in small companies in which the Funds invest may involve specialized services on the part of the broker and thereby entail higher commissions or spreads than would be pain in transactions involving more widely traded securities. Allocation of transactions, including their frequency, to various broker-dealers is determined by the Adviser in its best judgment and in a manner deemed fair and reasonable to shareholders. The primary consideration is prompt and efficient execution of orders in an effective manner at the most favorable price. Subject to this primary consideration, the Adviser may also consider the provision of supplemental research services in the selection of broker-dealers to execute portfolio transactions. The Adviser is authorized to cause the Funds to pay a broker-dealer which furnishes brokerage and research services a higher commission that which might be charged by another broker-dealer for effecting the same transaction, provided that the Adviser determines in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided by such broker- dealer, viewed in terms of either the particular transaction or the overall responsibilities of the Adviser to the Funds. Such brokerage and research services might consist of reports and statistics relating to specific companies or industries, general summaries of groups of stocks or bonds and their comparative earnings and yields, or broad overviews of the stock, bond and government securities markets and the economy.

         Supplementary research information so received is in addition to, and not in lieu of, services required to be performed by the Adviser and does not reduce the advisory fees payable to it by the Funds. The Directors will periodically review the commissions paid by the Funds to consider whether the commissions paid over representative periods of time appear to be reasonable in relation to the benefits inuring to the Funds. It is possible that certain of the supplementary research or other services received will primarily benefit other accounts for which investment discretion is exercised. Conversely, the Funds may be the primary beneficiary of the research or services received as a result of portfolio transactions effected for such other accounts.

         Portfolio securities will not be purchased from or sold to (and repurchase and reverse repurchase agreements will not be entered into with) the Adviser or an affiliated person (as such term is defined in the 1940 Act) acting as principal. In addition, the Funds will not buy or sell portfolio securities through the Adviser or an affiliate acting as a broker on an agency basis. However, the Funds will purchase securities during the existence of any underwriting or selling group relating thereto of which the Adviser or an affiliated person is a member, to the extent permitted by the Securities and Exchange Commission. Pursuant to plans adopted by the Board of Directors for each Fund under, and subject to, the provisions of Rule 10f-3 under the 1940 Act, the Funds may purchase securities in an offering from an underwriter which is a member of an underwriting syndicate of which an affiliate of the Adviser is also a member. The plans and Rule 10f-3 limit the securities that may be purchased, the time and manner of purchase, the underwriting discount and amount of purchase, and require a review by the Board of Directors of any such transactions at least quarterly.


                    ADDITIONAL INFORMATION CONCERNING TAXES

         The following is only a summary of certain additional tax considerations generally affecting the Funds and its investors that are not described in the Funds' Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Funds or its investors, and the discussion here and in the Prospectus is not intended as a substitute for careful tax planning. Investors are advised to consult their tax advisers with specific reference to their own tax situations.

         A 4% non-deductible excise tax is imposed on regulated investment companies that fail to currently distribute specified percentages of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses). Each Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and any capital gain net income with respect to each calendar year to avoid liability for this excise tax.

         Each Fund is treated as a separate tax entity under the Code.
Although the Funds expect to qualify as a "regulated investment company" and to be relieved of all or substantially all federal income taxes, depending upon the extent of the Company's activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located or in which it is otherwise deemed to be conducting business, the Funds may be subject to the tax laws of such states or localities. In addition, in those states and localities which have income tax laws, the treatment of the Funds and its investors under such laws may differ from their treatment under federal income tax laws.

         If for any taxable year a Fund does not qualify for the special federal income tax treatment afforded regulated investment companies, all of its taxable income will be subject to federal income tax at regular corporate rates (without any deduction for distributions to its investors). In such event, dividend distributions would be taxable as ordinary income to investors to the extent of a Fund's current and accumulated earnings and profits, and would be eligible for the dividends received deduction in the case of corporate investors.

         Each Fund will designate any distribution of the excess of net long-term capital gain over net short-term capital loss as a capital gain dividend in a written notice mailed to investors after the close of a Fund's taxable year.

         Investors who contribute securities to a Fund as payment for an investment in the Fund should be aware that generally the contribution will result in gain or loss pursuant to Section 351(e)(1) of the Code, in an amount equal to the difference between the fair market value of the securities at time of contribution and the investor's tax basis in the securities.

         The foregoing discussion is based on federal tax laws and regulations which are in effect on the date of this Statement of Additional Information; such laws and regulations may be changed by legislative or administrative action.


            CUSTODIAN, TRANSFER AGENT AND ACCOUNTING SERVICES AGENT

         [       ] serves as custodian of all the Funds' assets.  Under the
Custody Agreement, [     ] has agreed to (i) maintain a separate account in the
name of each Fund, (ii) make receipts and disbursements of money on behalf of each Fund, (iii) collect and receive all income and other payments and distributions on account of each Fund's portfolio investments, (iv) respond to correspondence from investors, security brokers and others relating to its duties and (v) make periodic reports to the Company concerning the Funds'
operations.  [     ] may, at its own expense, open and maintain a custody
account or accounts on behalf of a Fund with other banks or trust companies,
provided [     ] shall remain liable for the performance of all of its duties under the Custody Agreement notwithstanding any delegation.  For its services
as custodian, [     ] is entitled to receive a fee, payable quarterly, based on the annual rate of $___ per $1,000 of the market value of each Fund's assets.
In addition, [     ], as custodian, is entitled to certain charges for
securities transactions and reimbursement for expenses.

         [     ] also serves as transfer agent and dividend disbursing agent for each Fund under a Transfer Agency Agreement.  As transfer and dividend
disbursing agent, [     ] has agreed to (i) issue and redeem shares of each
Fund, (ii) make dividend and other distributions to investors of each Fund,
(iii) respond to correspondence by Fund investors and others relating to its duties, (iv) maintain investor accounts, and (v) make periodic reports to the
Funds.  For its transfer agency and dividend disbursing services, [     ] is
entitled to receive fees at the minimum rate of $_____ per investment portfolio. Also, [ ] is entitled to certain other transaction charges and reimbursement for expenses.

         In addition, the Funds have entered into a Fund Accounting Servicing
Agreement with [     ] pursuant to which [     ] has agreed to maintain the
financial accounts and records of each Fund in compliance with the 1940 Act and to provide other accounting and pricing services to each Fund. For its
accounting services, [     ] is entitled to receive fees, payable monthly, at
the following annual rates of the market value of each Funds assets:  [     ],
plus out-of-pocket expenses, including pricing expenses.

                            INDEPENDENT ACCOUNTANTS

         Price Waterhouse LLP, Milwaukee, Wisconsin, the Company's independent accountants, serve as auditors for the Funds.


                                    COUNSEL

         Quarles & Brady, Milwaukee, Wisconsin, serve as counsel to the Company and will pass upon the legality of the shares offered by the Funds' Prospectus.


                     ADDITIONAL INFORMATION ON PERFORMANCE

         From time to time, the total return of the Funds may be quoted in advertisements, reports to investors or other communications to investors.
Performance information is generally available by calling the Funds at [     ].

Total Return Calculations.

         The Funds compute "average annual total return" by determining the average annual compounded rates of return during specified periods that equate the initial amount invested in a particular Fund to the ending redeemable value of such investment in the Fund. This is done by dividing the ending redeemable value of a hypothetical $1,000 initial payment by $1,000 and raising the quotient to a power equal to one divided by the number of years (or fractional portfolio hereof) covered by the computation and subtracting one from the result. This calculation can be expressed as follows:

                                       n
                                 P(1+T) =ERV

                 Where:

                 P =              hypothetical initial payment of $1,000

                 T=               average annual total return.

                 n = period covered by the computation, expressed in terms of years.

                 ERV = ending redeemable value at the end of the period covered by the computation of a hypothetical $1,000 payment made at the beginning of the period.

         The calculations of average annual total returns and aggregate total return assume the reinvestment of all dividends and capital gain distributions on the reinvestment dates during the period. The ending redeemable value (variable "ERV") is determined by assuming complete redemption of the hypothetical investment and the deduction of all nonrecurring charges at the end of the period covered by the computations.

         The Funds may also from time to time include discussions or illustrations of the effect of compounding in advertisements. "Compounding" refers to the fact that, if dividends or other distributions on a Fund's investment are reinvested by being paid in additional Fund shares, any future income or capital appreciation of the Fund would increase the value, not only of the original Fund investment, but also of the additional Fund shares received through reinvestment. As a result, the value of a Fund investment would increase more quickly than if dividends or other distribution had been paid in cash. The Funds may also include discussions or illustrations of the potential investment goals of a prospective investor, investment management techniques, policies or investment suitability of the Fund, economic conditions, the effects of inflation and historical performance of various asset classes, including but not limited to, stocks, bonds and Treasury bills. From time to time advertisements or communications to investors may summarize the substance of information contained in investor reports (including the investment composition of the Funds), as well as the views of the Adviser as to market, economic, trade and interest rate trends, legislative, regulatory and monetary developments, investment strategies and related matters believed to be of relevance to the Funds. The Funds may also include in advertisements, charts, graphs or drawings which illustrate the potential risks and rewards of investment in various investment vehicles, including but not limited to stocks, bonds, treasury bills and shares of the Funds. In addition, advertisement or investor communications may include a discussion of certain attributes or benefits to be derived by an investment in the Funds. Such advertisements or communications may include symbols, headlines or other materials which highlight or summarize the information discussed in more detail therein.

         The total returns of the Funds may be compared to the following indices:

         . S&P 500 Index, an Index of 500 selected common stocks most of which are listed on the New York Stock Exchange.

         . NASDAQ Composite Index, an Index of unmanaged groups of common stock of domestic companies that are quoted on the National Association of Securities Quotation System.

         . Dow Jones Industrial Average, a recognized unmanaged Index of common stocks of 30 industrial companies listed on the New York Stock Exchange.

         . Wilshire Top 750 Index, an Index of all domestic equity issues which are traded over the national exchanges.

         . Any other recognized index of equity securities comparable to the composition of the Funds' investment portfolios, including the S&P Mid-Cap Index, Russell 2000 Index, Russell 1000 Index and Wilshire Next 1750 Index.

                                 MISCELLANEOUS

         As used in this Statement of Additional Information and in the Funds' Prospectus, a majority of the outstanding shares of the Funds, with respect to the approval of an investment advisory agreement or a change in a fundamental investment policy, the lesser of (1) 67% of the shares of the Funds or Fund represented at a meeting at which the holders of more than 50% of the outstanding shares of the Funds or Fund are present in person or by proxy, or
(2) more than 50% of the outstanding shares of the Funds or Fund.

         The Prospectus and this Statement of Additional Information do not contain all the information included in the Registration Statement filed with the securities and Exchange Commission under the Securities Act of 1933 with respect to the securities offered by the Prospectus. Certain portions of the Registration Statement have been omitted from the Prospectus and this Statement of Additional Information pursuant to the rules and regulations of the Securities and Exchange Commission. The Registration Statement, including the exhibits filed therewith, may be examined at the office of the Securities and Exchange Commission in Washington, D.C. or via the Commission's worldwide web site (http://www.sec.gov).

         Statements contained in the Prospectus or in this Statement of Additional Information as to the contents of any contract or other document referred to are not necessarily complete, and, in each instance, reference is made tot he copy of such contract or other document filed as an exhibit to the Registration Statement of which the Prospectus and this Statement of Additional Information for a part, each such statement being qualified in all respects by such reference.


                            COMMERCIAL PAPER RATINGS

RATINGS BY MOODY'S

         Moody's commercial paper ratings are opinions of the ability to repay punctually promissory obligations. Moody's employs the following three category designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers: Prime 1 - highest quality; Prime 2 - higher quality; Prime 3 - high quality.

RATINGS BY STANDARD & POOR'S

         A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment. Ratings are graded into four categories, ranging from "A" for the highest quality obligations to "D" for the lowest.

         Issues assigned the highest rating category, A, are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers "1", "2" and "3" to indicate the relative degree of safety. The designation A-1 indicates that the degree of safety regarding timely payment is either overwhelming or very strong. A"+" designation is applied to those issues rated "A-1" which possess extremely strong safety characteristics. Capacity for timely payment on issues with the designation "A-2" is strong. However, the relative degree of safety is not as high as for issues designated A-1. Issues carrying the designation A-3 have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effect of changes in circumstances than obligations carrying the higher designations.


                              FINANCIAL STATEMENTS

         The Statement of Assets and Liabilities, related notes and report of Price Waterhouse LLP, independent accountants, showing the initial capital contributed to the Company, are set forth below.

                         [PRICE WATERHOUSE LETTERHEAD]




                       REPORT OF INDEPENDENT ACCOUNTANTS


To the Shareholders and Board
  of Directors of BCM Institutional Funds, Inc.


In our opinion, the accompanying statement of assets and liabilities presents fairly, in all material respects, the financial position of BCM Small Cap Growth Fund and BCM Growth Fund (constituting BCM Institutional Funds, Inc., hereafter referred to as the "Funds") at October 31, 1996, in conformity with generally accepted accounting principles. This financial statement is the responsibility of the Funds' management; our responsibility is to express an opinion on this financial statement based on our audit. We conducted our audit of this financial statement in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatements. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for the opinion expressed above.


/s/  Price Waterhouse LLP

Price Waterhouse LLP
Milwaukee, Wisconsin
October 31, 1996

                         BCM INSTITUTIONAL FUNDS, INC.

                      STATEMENT OF ASSETS AND LIABILITIES

                                OCTOBER 31, 1996


                                                                    BCM Small-Cap               BCM Growth
                                                                     Growth Fund                   Fund
                                                                    ---------------           --------------
ASSETS

Cash                                                                $        50,000           $       50,000

Unamortized organizational costs                                             15,000                   15,000
                                                                    ---------------           --------------

                          Total Assets                                       65,000                   65,000
                                                                    ---------------           --------------


LIABILITIES

Payable to Adviser                                                           15,000                   15,000
                                                                    ---------------           --------------

                          Total Liabilities                                  15,000                   15,000
                                                                    ---------------           --------------


NET ASSETS                                                          $        50,000           $       50,000
                                                                    ===============           ==============

Capital Stock, $0.001 par value; 100,000,000 shares authorized; 5,000 shares outstanding

Net asset value, offering and redemption price per share
  (net assets/shares outstanding)                                   $         10.00            $       10.00
                                                                    ===============           ==============





               The accompanying notes to the financial statement
                    are an integral part of this statement.

                         BCM INSTITUTIONAL FUNDS, INC.

                          NOTES TO FINANCIAL STATEMENT

                                OCTOBER 31, 1996

1.   ORGANIZATION
     BCM Institutional Funds, Inc. (the "Company") was organized as a Maryland corporation on October 31, 1996 and is in the process of registering under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, diversified management investment company. The BCM Small Cap Growth Fund and BCM Growth Fund (the "Funds") are each a diversified mutual fund series of the Company. The Company has had no operations other than those relating to organizational matters and the sale of 10,000 shares of its common stock to its original shareholder, Baird Capital Management LLC (the "Adviser") for cash in the amount of $100,000.

2.   SIGNIFICANT ACCOUNTING POLICIES

     (a)  Organization costs
          Costs incurred by the Funds in connection with their organization, registration and the initial public offering of shares, are being deferred and amortized over the period of benefit, but not to exceed sixty months from the Funds' commencement of operations. These costs were advanced by the Adviser and will be reimbursed by the Funds.
          The proceeds of any redemption of the initial shares by the original stockholders will be reduced by a pro-rata portion of any then unamortized organizational expenses in the same proportion as the number of initial shares being redeemed bears to the number of initial shares outstanding at the time of such redemption.

     (b)  Federal Income Taxes
          The Funds intend to comply with the requirements of the Internal Revenue Code necessary to qualify as regulated investment companies and to make the requisite distributions of income and capital gains to their shareholders sufficient to relieve it from all or substantially all Federal income taxes.

3.   INVESTMENT ADVISER
     BCM Institutional Funds, Inc. has an agreement with the Adviser, with whom certain officers and directors of BCM Institutional Funds, Inc. are affiliated, to furnish investment advisory services to the Funds. Under the terms of this agreement, the Adviser will receive a monthly fee of 1/12 of .90% (.90% per annum) on the average daily net assets of each Fund. The Adviser has committed to reimburse expenses of the Funds to the extent necessary to ensure that the total operating expenses of each Fund during the year ending December 31, 1997 do not exceed 1.00% of such Fund's average net assets.

Part C.          Other Information.

Item 24.         Financial Statements and Exhibits

                 (a) Financial Statements and related notes for the Funds included or incorporated by reference in Part B are:

                          (1)     Report of Independent Accountants; and

                          (2) Statement of Assets and Liabilities as of October 31, 1996.

                 (b)      Exhibits:

                          See Exhibit Index following the signature page of this registration statement, which index is incorporated herein by this reference.


Item 25.         Persons Controlled by or under Common Control with Registrant

                 Not Applicable.


Item 26.         Number of Holders of Securities

                 On October 31, 1996, the number of record holders of each class of securities of the Registrant was:

                                                 NUMBER OF HOLDERS OF
          FUND                                  RECORD OF COMMON STOCK
-----------------------------                   ----------------------
BCM Institutional Growth Fund                                1

BCM Institutional Small Cap Growth Fund                      1


Item 27.         Indemnification

                 Reference is made to Article Thirteenth of the Registrant's Articles of Incorporation filed as Exhibit No. 1 to Registrant's Registration Statement with respect to the indemnification of Registrant's officers and directors, which is set forth below:

                 THIRTEENTH: Each officer and director of the Corporation shall be indemnified by the Corporation to the full extent permitted by the General Corporation Law of the State of Maryland and the Bylaws of the Corporation, subject only to the limitations as may be required by the 1940 Act.

                 Reference is made to Article IX of the Registrant's Bylaws filed as Exhibit No. 2 to Registrant's Registration Statement with respect to the indemnification of Registrant's directors and officers, which is set forth below:

                 Section 9.1. Indemnification of Officers, Directors, Employees and Agents. The Corporation shall indemnify each person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative ("Proceeding"), by reason of the fact that he is or was a Director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a Director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against all expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such Proceeding to the fullest extent permitted by law; provided that:

                      (a) whether or not there is an adjudication of
                          liability in such Proceeding, the Corporation shall not indemnify any person for any liability arising by reason of such person's willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office or under any contract or agreement with the Corporation ("disabling conduct"); and

                      (b) the Corporation shall not indemnify any person
                          unless:

                          (1) the court or other body before which the Proceeding was brought (i) dismisses the Proceeding for insufficiency of evidence of any disabling conduct, or (ii) reaches a final decision on the merits that such person was not liable by reason of disabling conduct; or

                          (2) absent such a decision, a reasonable determination is made, based upon a review of the facts, by (i) the vote of a majority of a quorum of the Directors of the Corporation who are neither interested persons of the Corporation as defined in the Investment Company Act of 1940 nor parties to the Proceeding, or (ii) if such quorum is not obtainable, or even if obtainable, if a majority of a quorum of Directors described in paragraph (b)(2)(i) above so directs, by independent legal counsel in a written opinion, that such person was not liable by reason of disabling conduct.

                          Expenses (including attorneys' fees) incurred in defending a Proceeding will be paid by the Corporation in advance of the final disposition thereof upon an undertaking by such person to repay such expenses (unless it is ultimately determined that he is entitled to indemnification),

                               (1) such person shall provide adequate security for his undertaking;

                               (2) the Corporation shall be insured against losses arising by reason of such advance; or

                               (3) a majority of a quorum of the Directors of the Corporation who are neither interested persons of the Corporation as defined in the Investment Company Act of 1940 nor parties to the Proceeding, or independent legal counsel in a written opinion, shall determine, based on a review of readily available facts, that there is reason to believe that such person will be found to be entitled to indemnification.

            Section 9.2. Insurance of Officers, Directors, Employees and Agents. The Corporation may purchase and maintain insurance on behalf of any person who is or was a Director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a Director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against him and incurred by him in or arising out of his position. However, in no event will the Corporation purchase insurance to indemnify any such person for any act for which the Corporation itself is not permitted to indemnify him.

                 Section 17(h) of the 1940 Act provides that neither the
            charter nor bylaws of any registered investment company, nor any other instrument pursuant to which such a company is organized or administered, shall contain any provision which protects or purports to protect any director or officer of such company against any liability to the company or its security holders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

            Registrant undertakes that insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.


        Item 28. Business and Other Connections of Investment Adviser

                 Baird Capital Management LLC serves as the investment adviser to each of the Funds. It is engaged in the investment advisory business and provides advisory services to numerous other clients. Baird Capital Management LLC is a member-managed limited liability company whose outstanding interests are 60% owned by Baird and 40% owned by Summit Partners LLC. Baird is a registered broker-dealer. Summit Partners LLC'S sole purpose is to own interests in Baird Capital Management LLC. The principals of Summit Partners LLC are R. Bart Wear, Joseph D. Docter, Dana J. Russart and Michael J. Bills, who are officers of the Adviser.

                 Set forth below is a list of the executive officers and managers of Baird Capital Management LLC as of December 31, 1996, together with information as to any other business, profession, vocation or employment of a substantial nature of those officers and directors during the past two years:

                       POSITION WITH
NAME                   BAIRD CAPITAL MANAGEMENT LLC   OTHER
----                   ----------------------------   -----
Joseph J. Docter       Principal and Equity           President, Director and
                       Portfolio Manager              Portfolio Manager, BCM
                                                      Institutional Funds,
                                                      Inc.; formerly, Senior
                                                      Vice President and
                                                      Senior Portfolio
                                                      Manager, Firstar
                                                      Investment Research &
                                                      Management Company
                                                      ("FIRMCO") (investment
                                                      adviser) (6/86 - 6/96)

R. Bart Wear           Principal and Equity           Vice President, Director
                       Portfolio Manager              and Portfolio Manager,
                                                      BCM Institutional Funds,
                                                      Inc.; formerly, Senior
                                                      Vice President and
                                                      Senior Portfolio
                                                      Manager, FIRMCO (6/86 -
                                                      6/96)

Michael J. Bills       Principal and Director of      Vice President, BCM
                       Marketing                      Institutional Funds,
                                                      Inc.; formerly,
                                                      Executive Vice
                                                      President, Firstar
                                                      Corporation (bank
                                                      holding company) (4/94 -
                                                      4/96)

Dana J. Russart        Principal and Director of      Secretary, BCM
                       Operations                     Institutional Funds,
                                                      Inc.; formerly, Vice
                                                      President, Firstar
                                                      Corporation (4/94 -
                                                      4/96)

James D. Bell          Manager                        Director, BCM
                                                      Institutional Funds,
                                                      Inc.; Director, The
                                                      Baird Funds, Inc.;
                                                      Executive Vice
                                                      President, Baird

Ronald J. Kruszewski   Manager                        Managing Director, Baird

        Item 29. Principal Underwriters

                 (a)  Not applicable.

                 (b)  Not applicable.

                 (c) Not applicable.


        Item 30. Location of Accounts and Records

                 (a) Baird Capital Management LLC
                     111 East Kilbourn Avenue, Suite 1000
                     Milwaukee, Wisconsin  53202

                   Articles of incorporation, bylaws, minute books, corporate records and contracts of the Registrant; general ledger and certain separate ledger accounts; transaction journals and confirmations for portfolio trades.

          (b)      [Transfer Agent]

                   Ledger accounts and other records relating to shareholders of the Fund.

          (c)      [Custodian]

                   Accounts, records and other documentation required to be maintained by the custodian for the Funds.



Item 31.  Management Services

          Not applicable.


Item 32.  Undertakings

          (a) The Registrant undertakes to file an amendment to the Registration Statement with certified financial statements showing the initial capital received before accepting subscriptions from any persons in excess of 25.

          (b) The Registrant undertakes to file a post-effective amendment, using financial statements which need not be certified, for the Funds, within four to six months from the effective date of this Registration Statement.

          (c) The Registrant undertakes to furnish each person to whom a Prospectus is delivered a copy of the Registrant's latest annual report to shareholders, upon request and without charge.

                                   SIGNATURES

          Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Milwaukee, and State of Wisconsin, on the 31st day of October, 1996.

                                 BCM INSTITUTIONAL FUNDS, INC.


                                 By: /s/ Joseph J. Docter
                                     ---------------------------------
                                     JOSEPH J. DOCTER, PRESIDENT


          Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed on this 31st day of October, 1996, by or on behalf of the following persons in the capacities indicated.

          KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Joseph J. Docter and R. Bart Wear or either of them, with full power of substitution, his or her true and lawful attorneys-in-fact and agents, for him and in his name, place and stead, in any and all capacities, to sign in his or her name and on his or her behalf, in any and all capacities any and all pre- and post-effective amendments to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and any state securities divisions, agencies, departments or commissions, granting unto said attorneys-in-fact and agents full power and authority to do and to perform each and every act and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.


SIGNATURE                                TITLE

/s/ Joseph J. Docter
---------------------------------------  Director and President (Chief
JOSEPH J. DOCTER                         Executive Officer)

/s/ R. Bart Wear
---------------------------------------  Director and Treasurer (Chief
R. BART WEAR                             Financial and Accounting Officer)

/s/ Robert A. Lintereur
---------------------------------------  Director
ROBERT A. LINTEREUR

                                 EXHIBIT INDEX


EXHIBIT
NUMBER                DESCRIPTION
--------              ----------------------------

1                     Articles of Incorporation

2                     By-Laws


5 Investment Advisory Agreement for BCM Institutional Growth Fund and BCM Institutional Small Cap Growth Fund

8(a)                  Custodian Agreement*

8(b)                  Transfer Agent/Dividend Disbursing Agent Agreement*

9(a)                  Code of Ethics*

9(b)                  Rule 10f-3 Plan*

10                    Opinion of Quarles & Brady*

11(a)                 Consent of Price Waterhouse LLP

11(b)                 Consent of Quarles & Brady (contained in Exhibit 10)*

13                    Subscription Agreement

17                    Financial Data Schedules (See Exhibit 27)

27                    Financial Data Schedules - Not Applicable

___________________________

*    To be filed by amendment.